UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
__________________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐		Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

GOOD TIMES RESTAURANTS INC.
141 Union Boulevard, #400
Lakewood, Colorado 80228

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 24, 2018

To the Shareholders of Good Times Restaurants Inc.

The Annual Meeting of the Shareholders (the “Annual Meeting”) of Good Times Restaurants Inc., a Nevada corporation (the “Company”), will be held at the Company’s corporate office located at 141 Union Boulevard, #400, Lakewood, CO 80228, on Thursday, May 24, 2018, at 8:30 a.m. local time.  The purposes of the Annual Meeting are:

1.	Election of five directors of the Company;

2.	To consider and approve the Company’s 2018 Omnibus Equity Incentive Compensation Plan, referred to herein as the “2018 Plan”;

3.	To consider and approve an amendment to the Company’s 2008 Omnibus Equity Incentive Compensation Plan to permit a one-time value-for-value option exchange;

4.	To submit an advisory vote on the compensation of the Company’s named executive officers;

5.	To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2018; and

6.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The accompanying proxy statement (the “Proxy Statement”) contains additional information about the Annual Meeting.  Only shareholders of record at the close of business on the record date of March 26, 2018 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.  The Proxy Statement is being mailed on or about April 30, 2018 to shareholders entitled to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting.  If you do not plan to attend the meeting, please sign, date, and promptly return the enclosed proxy card.  A business reply envelope is enclosed for your convenience.  The delivery of a proxy will not affect your right to vote in person if you attend the Annual Meeting.  Your vote is important.

Sincerely,

Ryan M. Zink
Chief Financial Officer

April 24, 2018

GENERAL INFORMATION	1

PROPOSAL #1 - ELECTION OF DIRECTORS	4

PROPOSAL #2 - APPROVAL OF THE COMPANY’S 2018 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN	7

PROPOSAL #3 - APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2008 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN TO PERMIT A ONE-TIME VALUE-FOR-VALUE OPTION EXCHANGE	13

PROPOSAL #4 - ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	24

PROPOSAL #5 - RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

CORPORATE GOVERNANCE	26

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	30

AUDIT COMMITTEE REPORT	31

INDEPENDENT AUDITOR INFORMATION	32

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34

EXECUTIVE COMPENSATION	36

SHAREHOLDER NOMINATIONS AND OTHER PROPOSALS	41

OTHER MATTERS	41

WHERE YOU CAN FIND MORE INFORMATION	41

GOOD TIMES RESTAURANTS INC.
141 Union Boulevard, #400
Lakewood, Colorado 80228

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 24, 2018

This Proxy Statement relates to the Annual Meeting of Shareholders (the “Annual Meeting”) of Good Times Restaurants Inc., a Nevada corporation (the “Company”).  The Annual Meeting will be held on Thursday, May 24, 2018, at 8:30 a.m. local time, at the Company’s corporate office located at 141 Union Boulevard, #400, Lakewood, CO 80228, or at such other time and place to which the Annual Meeting may be adjourned or postponed.  The enclosed proxy is solicited by our Board of Directors (the “Board”).  The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about April 30, 2018.

The terms “we,” “us,” and “our” in this Proxy Statement refer to the Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 24, 2018:  This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 26, 2017 (the “Annual Report”) are also available at our website at www.goodtimesburgers.com.

GENERAL INFORMATION

What is the purpose of the Annual Meeting?
At the Annual Meeting, the shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including:

1.	Election of five directors of the Company;

2.	To consider and approve the Company’s 2018 Omnibus Equity Incentive Compensation Plan, referred to herein as the “2018 Plan”;

3.	To consider and approve an amendment to the Company’s 2008 Omnibus Equity Incentive Compensation Plan to permit a one-time value-for-value option exchange;

4.	To submit an advisory vote on the compensation of the Company’s named executive officers;

5.	To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2018; and

6.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who is entitled to attend and vote at the Annual Meeting?
Only shareholders of record at the close of business on the record date of March 26, 2018, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the meeting, and vote their shares at the Annual Meeting or any adjournment or postponement thereof.  At the close of business on March 26, 2018, there were 12,468,326 shares of our common stock, par value $0.001 per share (“Common Stock”), outstanding.  Each outstanding share of our Common Stock is entitled to one vote.  The Company’s bylaws (“Bylaws”) do not allow holders to cumulate votes in the election of directors.

How do I vote?
You may vote on matters to come before the Annual Meeting in two ways: (i) you can attend the Annual Meeting and cast your vote in person, or (ii) you can vote by completing, signing, and dating the enclosed proxy card and returning it to us in the enclosed business reply envelope or via facsimile to Boyd E. Hoback, our President and Chief Executive Officer, at (303) 273-0177.  If you return the proxy card, you will authorize the individuals named on the proxy card, referred to as proxy holders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of our Board.  If your shares are held by a broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted.

What if I vote and then change my mind?
You may revoke a proxy at any time before the vote is taken at the Annual Meeting by either (i) filing with our corporate secretary a written notice of revocation, (ii) sending in another duly executed proxy bearing a later date, or (iii) attending the meeting and casting your vote in person.  Your last vote will be the vote that is counted.

How can I get more information about attending the Annual Meeting and voting in person?
For additional details about the Annual Meeting, including directions to the meeting site and information about how you may vote in person if you so desire, please call or email Boyd E. Hoback, our President and Chief Executive Officer, at (303) 384-1400 or at bhoback@gtrestaurants.com.

What are the Board’s recommendations?
Unless you give other instructions on your proxy card, the persons named on the proxy card will vote in accordance with the recommendations of our Board, which are described in this Proxy Statement.  Our Board recommends a vote FOR each of the proposals described in the accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock on the record date will constitute a quorum at the Annual Meeting, permitting us to conduct our business at the Annual Meeting.  Proxies received but marked as abstentions and broker non-votes (defined below) will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present.  If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

What vote is required to approve each proposal?
Vote Required.  Approval of each proposal to be considered and voted upon at the Annual Meeting will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the Annual Meeting (assuming we have a quorum as described above).  A properly executed proxy marked “ABSTAIN” with respect to a proposal will not be voted for that proposal but will be counted for purposes of whether there is a quorum at the meeting.  Abstentions will result in the respective proposal receiving fewer votes.

Effect of Broker Non-Votes.  If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted.  Please complete the form and return it in the envelope provided by the broker or agent.  No postage is necessary if mailed in the United States.  Directors are elected by a plurality of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter. Broker non-votes and abstentions will not count as votes in favor of or against election of the directors and will have no effect on the vote total for the election of the directors.  If you do not instruct your broker how to vote, your broker may vote your shares at its discretion on “routine” matters.  Only Proposal #5 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter at the Annual Meeting.  Where a proposal is not routine, a broker who has not received instructions from its clients may not be permitted to exercise voting discretion.  Votes that could have been cast on the matter in question if the brokers have received their customers’ instructions, and as to which the broker has notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority, are referred to as “broker non-votes.”  Thus, if you do not give your broker or nominee specific instructions with respect to Proposals #1, #2, #3, and #4, your shares may not be voted on those matters and will not be counted as a vote cast in determining the number of shares necessary for approval of those matters.  Shares represented by such broker non-votes, however, will be counted in determining whether there is a quorum.  Accordingly, broker non-votes will result in the respective proposal receiving fewer votes.

Can I dissent or exercise rights of appraisal?
Neither Nevada law nor our Articles of Incorporation or Bylaws provide our shareholders with dissenters’ or appraisal rights in connection with the proposals to be voted on at the Annual Meeting.  If the proposals are approved at the Annual Meeting, shareholders voting against such proposals will not be entitled to seek appraisal for their shares.

Who pays for this proxy solicitation?
The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the shareholders.  In addition to solicitation by mail, proxies may be solicited by our directors, officers, and regular employees by telephone or personal interview.  These individuals will not receive any compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians and fiduciaries to forward solicitation materials to the beneficial owners of the shares held on the record date, and we may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.

How many Annual Reports and Proxy Statements are delivered to a shared address?
If you and one or more shareholders share the same address, it is possible that only one Proxy Statement and Annual Report was delivered to your address. This is known as “householding.”  We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices at 141 Union Boulevard, #400, Lakewood, Colorado 80228 Attn: Corporate Secretary, telephone: (303) 384-1400. If you want to receive separate copies of this Proxy Statement or Annual Report to Shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

PROPOSAL #1	ELECTION OF DIRECTORS

Currently the size of our Board is set at a maximum of seven directors, but pursuant to the Settlement Agreement (as defined below), the Board will amend the bylaws to reduce the number of directors to five to be effective upon the completion of the Annual Meeting.  All of our directors are elected annually to serve a one-year term expiring at the next annual meeting of shareholders.  Of the five nominees for election at the Annual Meeting, listed below, two are currently serving as directors of the Company and of the remaining three, two have previously served as directors of the Company.  Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected.  However, if any nominee is unable to serve or for good cause will not serve as a director, each of the persons named in the proxy intend to vote in his or her discretion for a substitute who will be designated by our Board.

Director Nominees

The following table sets forth certain information about the Company’s five director nominees.

Name	Age	Director Since	Other Positions Held the Company
Geoffrey R. Bailey	66	1996	Chairman of the Board Member of the Audit Committee Member of the Compensation Committee
Boyd E. Hoback	63	1992	President and Chief Executive Officer
Charles Jobson	58	2017	None
Jason S. Maceda	49		None
Robert J. Stetson	67	2014	Former Chairman of the Board Former Chairman of the Audit Committee

Contractual Agreements Related to the Board

Messrs. Jobson and Stetson resigned as members of the Board of Directors on January 10, 2018, expressing at that time, and previously by amendments to their Schedules 13D/A, disagreements with the Board and an intention to endeavor to replace members of the Board.  These disagreements were resolved by a March 12, 2018 agreement of Messrs. Jobson and Stetson with the Company (the “Settlement Agreement”) in which it was agreed, in addition to other related matters, that:

•	The Board will amend the Bylaws to reduce the number of directors to five to be effective upon the completion of the Annual Meeting.

•	The Annual Meeting will be held May 24, 2018.

•
The Company’s nominees of the Board for election at the Annual Meeting will be the above five persons and Messrs. Jobson and Stetson and their affiliated shareholders will vote in favor of the election of those five persons.  Gary J. Heller, Eric W. Reinhard and Alan A. Teran will not be nominated for re-election as directors.

•	Messrs. Jobson and Stetson will vote in favor of the Company’s Value-for-Value Option Exchange program.

•	Messrs. Jobson and Stetson will vote in favor of the expansion of the Company’s Omnibus Plan.

•	Following the Annual Meeting, the Board committees will consist of the following:

o	Audit Committee: Mr. Maceda as Chairman, and Messrs. Jobson and Stetson; and

o	Compensation Committee: Mr. Bailey as Chairman, and Messrs. Jobson and Stetson.

•
If continued to be elected as a director, Mr. Bailey will continue to act as Chairman of the Board until the earlier of (i) the annual shareholders meeting for the 2019 fiscal year, or (ii) his resignation as Chairman or his removal by a vote of not less than two-thirds of the members of the Board.

•	Messrs. Jobson and Stetson will amend their Schedule 13D/A filing to provide that they are no longer intending to vote for and to solicit proxies to vote for a change in the composition of the Board.

•	The departing directors of the Board, Messrs. Heller, Reinhard, and Teran, will receive the following benefits in recognition of their long services for the Company:

o	Prorated compensation based upon their annual rate of compensation for the fiscal 2018 year to the date of the Annual Meeting; and

o	Pursuant to a subsequent amendment, a cash payment of $20,000 rather than the same amount in Restricted Stock Units.

Business Experience

Geoffrey R. Bailey

Mr. Bailey is retired.  Mr. Bailey previously served as a director of The Erie County Investment Co., which owns 99% of The Bailey Company, a position he held from 1979 to 2018.  The Bailey Company was also previously a franchisee and joint venture partner of the Company and a former large, multi-unit franchisee of Arby’s.  Mr. Bailey is a graduate of the University of Denver with a Bachelor’s degree in Business Administration.

Mr. Bailey was selected to serve on our Board in light of his substantial experience within the restaurant industry and his broad knowledge concerning corporate governance and management.  Additionally, Mr. Bailey was originally elected to our Board pursuant to contractual board representation rights granted to The Bailey Company in connection with its investment in shares of our Series A Convertible Preferred Stock in 1996.  Mr. Bailey has continued to serve on our Board pursuant to contractual board representation rights held by The Bailey Company and its affiliates (the “Bailey Group”) in connection with our Series B Convertible Preferred Stock financing in February 2005 and the subsequent modification of those contractual rights in connection with the closing of our initial investment transaction with Small Island Investments Limited in December 2010, whereby the Bailey Group is entitled to designate one individual for election to our Board.

Boyd E. Hoback

Mr. Hoback has served as our President and Chief Executive Officer and as a member of our Board since December 1992 and has been in the restaurant business since the age of 16.  Mr. Hoback has been a vital part of the development of the Company and has been involved in developing and managing all areas of the Company.  Mr. Hoback is an honors graduate of the University of Colorado in Finance.

Mr. Hoback was selected to serve on our Board in light of his in-depth understanding of our business.

Charles Jobson

In 1999, Mr. Jobson co-founded Delta Partners, LP, where he is the sole Portfolio Manager.  Prior to launching Delta, Mr. Jobson was a Vice President and a member of an eight-person investment committee managing a $3.5 billion U.S. equity portfolio at Baring Asset Management, an international investment firm, from 1994 to 1998.  From 1990-1994, Mr. Jobson was an equity analyst with State Street Research & Management, Inc. where his responsibilities included analysis of commodity and specialty chemicals, homebuilding, supermarkets/drug stores, and real estate investment trusts.

Mr. Jobson holds an undergraduate degree from Northwestern University and an MBA with a concentration in finance from the Fuqua School of Business at Duke University.  Mr. Jobson is a member of the CFA Institute and the Boston Securities Analysts Society.

Mr. Jobson was selected to serve on our Board in light of his substantial experience in financial and capital markets.

Jason S. Maceda

Mr. Maceda is Senior Vice President, Baskin-Robbins U.S. and Canada, responsible for all aspects of the business including operations, marketing and development.  A twenty-year employee of Dunkin’ Brands (Dunkin’ Donuts & Baskin Robbins), Mr. Maceda previously served as the Dunkin’ Brands’ Vice President of U.S. Financial Planning and Corporate Real Estate. Mr. Maceda has held several leadership positions in the Dunkin’ Brands Finance Department.  Prior to Dunkin’ Brands, he held a supervisory position in the finance department of Davol Inc., a subsidiary of C.R. Bard Inc., a multi-national manufacturer of healthcare products. He began his career in public accounting with Ernst & Young.  He also is the Treasurer and a Board member of the Joy in Childhood Foundation where the primary mission is to bring joy to sick and hungry children.  He holds an undergraduate degree and MBA from the University of Rhode Island and is currently a CPA in the state of Massachusetts.

Mr. Maceda was selected to serve on our Board in light of his substantial experience within the food and beverage industry and his broad knowledge concerning finance and management.

Robert J. Stetson

Mr. Stetson is the CEO and Chairman of US Restaurant Properties, a privately-owned landlord of chain restaurant properties founded in 2009.  From 1994-2005, he was a founder, director, and CEO (excluding 1999-2001) of U.S. Restaurant Properties Inc., a NYSE traded Real Estate Investment Trust.  He has served on a number of restaurant company boards including Del Frisco’s, Capital Grille and Bugaboo Creek Steakhouses, and Shoney’s Inc.  Additionally, he was President-Restaurant Division of Burger King Corporation and CFO and later CEO of Pearle Vision, the eyewear retailer.  He has a BA from Harvard University and an MBA from Harvard Business School.

Mr. Stetson was selected to serve on our Board in light of his substantial experience within the restaurant industry and his broad knowledge concerning corporate governance, leadership and finance.

Vote Required for Approval

Directors are elected by a plurality of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter. Broker non-votes and abstentions will not count as votes in favor of or against election of the directors and will have no effect on the vote total for the election of the directors.  If you do not instruct your broker how to vote, your broker may vote your shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL #1.

PROPOSAL #2	APPROVAL OF THE COMPANY’S 2018 OMNIBUS EQUITY INCENTIVE PLAN

At the Annual Meeting, shareholders will be asked to approve the Good Times Restaurants Inc. 2018 Omnibus Equity Incentive Plan.

Background

On December 7, 2007, the Board adopted, subject to shareholder approval, the Good Times Restaurants Inc. 2008 Omnibus Equity Incentive Compensation Plan (the “2008 Plan”) as the successor to the Good Times Restaurants Inc. 2001 Stock Option Plan. The 2008 Plan became effective on January 24, 2008 upon its approval by our shareholders and since its approval, the Company has been granting equity awards pursuant to the 2008 Plan.  The 2008 Plan had a term of ten (10) years and, as a result, the 2008 Plan expired by its terms on January 24, 2018.  In light of the expiration of the 2008 Plan, the Compensation Committee does not have a vehicle for providing equity incentives to the Company employees and other service providers; so the shareholders are being asked to approve the 2018 Plan.

As of its expiration date, a total of 152,693 shares were unissued under the 2008 Plan. In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute our business plans, and to implement the one-time Option Exchange (as such term is defined in Proposal #3 of this Proxy Statement), the Company is asking the shareholders to approve the adoption of the 2018 Plan and the authorization of 750,000 shares for issuance thereunder. Based on estimated usage, the Company believes the 2018 Plan share reserve will provide the Compensation Committee with sufficient shares for our equity compensation program until our 2020 Annual Meeting.

On April 13, 2018, the Board adopted, subject to shareholder approval, the Good Times Restaurants Inc. 2018 Omnibus Equity Incentive Plan (the “2018 Plan”). Like the 2008 Plan, the 2018 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, and performance units. Some of the key differences between the 2008 Plan and the 2018 Plan include the following:

•	The total number of shares authorized for issuance under the 2018 Plan is 750,000.

•	Unless sooner terminated, the 2018 Plan carries a 10-year term and will expire on May 24, 2028.

•
The Tax Cuts and Jobs Act of 2017 significantly changed Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) for tax years beginning after December 31, 2017, making certain provisions that have historically appeared in our equity plans superfluous. Although the 2018 Plan still allows the Compensation Committee to grant awards that vest based on the attainment of performance goals, the 2018 Plan generally does not include provisions that are no longer needed in light of the changes to Section 162(m) of the Code.

•
The 2018 Plan provides that, during any one fiscal year, the sum of the total cash compensation paid and the aggregate grant date fair value of stock awarded under the 2018 Plan to any non-employee director over the same fiscal year shall not exceed $250,000.

•	The 2018 Plan expands the types of awards available for grant and allows the Compensation Committee to make stock grant awards and stock unit awards.

•	The 2018 Plan provides that the maximum number of shares that may be granted to any one participant during any one fiscal year with respect to one or more awards is 100,000.

As described in more detail in Proposal #3 of this Proxy Statement, the Company is also seeking shareholder approval of an amendment to the 2008 Plan in order to allow a value-for-value Option Exchange (as such term is defined in Proposal #3) relating to certain underwater options. Assuming that the Option Exchange is approved and actually implemented and that all Eligible Exchange Options (as such term is defined in Proposal #3) are exchanged in the Option Exchange, the Company will issue Replacement Options (as defined in Proposal #3) under the 2018 Plan. Based on the sample exchange ratios provided in Proposal #3 for illustrative purposes, Replacement Options could be granted covering approximately 52,839 shares of the total 750,000 shares we are asking our shareholders to approve for future grant under the 2018 Plan. The actual number of Replacement Options that would be issued will depend on the final exchange ratios determined for the Option Exchange and actual participation in the Option Exchange by eligible holders of Eligible Exchange Options.

Set forth below is a summary of the principal provisions of the 2018 Plan. The summary is qualified by reference to the full text of the 2018 Plan, which is attached to this proxy statement as Annex A.

Summary of 2018 Plan Features

Purpose

The purpose of the 2018 Plan is to promote the success and enhance the value of the Company by linking the personal interests of the participants to those of the Company's shareholders, and by providing participants with an incentive for outstanding performance.  The 2018 Plan is further intended to provide flexibility to the Company in its ability to attract, motivate and retain the services of participants upon whose judgment, interest and special effort the success of the Company is substantially dependent.

Administration

The 2018 Plan will be administered by the Compensation Committee. The Compensation Committee must be comprised of at least two (2) independent members of the Board. Each Compensation Committee member must be a “non-employee director” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “independent” director for purposes of the applicable NASDAQ Listing Rules. The Compensation Committee, by majority action, is authorized to interpret the 2018 Plan, to prescribe, amend, and rescind rules and regulations relating to the 2018 Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the 2018 Plan, to the extent they are not inconsistent with the 2018 Plan.

Subject to the express provisions of the 2018 Plan, the Compensation Committee will have the authority to: (a) designate the participants who are entitled to receive awards; (b) determine the types of awards and the times when awards will be granted; (c) determine the number of awards to be granted and the number of shares to which an award will relate; (d) determine the terms and conditions of any award; (e) establish any restrictions or limitations on the award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Compensation Committee determines; (f) determine whether, to what extent, and in what circumstances an award may be settled in, or the exercise price or purchase price of an award may be paid in cash, stock, or other awards, or other property, or whether an award may be cancelled, forfeited, exchanged or surrendered; (g) prescribe the form of each award agreement, which need not be the same for each participant; (h) decide all other matters that must be determined in connection with an award; (i) interpret the terms of, and determine any matter arising pursuant to, the 2018 Plan or any award agreement; (j) make all other decisions or determinations that may be required pursuant to the 2018 Plan or an award agreement as the Compensation Committee deems necessary or advisable to administer the 2018 Plan, including, without limitation, establishing, adopting or revising any rules and regulations as it deems necessary or advisable to administer the 2018 Plan; and (k) correct any defects and reconcile any inconsistencies in the 2018 Plan or any award agreement. The Compensation Committee may, in its discretion, make a limited delegation of its authority to grant awards under the 2018 Plan to individuals who are not subject to Section 16 of the Exchange Act.

In the case of awards made to non-employee directors, the Board, and not the Compensation Committee, shall administer the 2018 Plan.

Stock Subject to 2018 Plan

The total number of shares of common stock reserved under the 2018 Plan is 750,000. The number of shares reserved under the 2018 Plan will be reduced by one share of stock for each share subject to option and SARs and by two shares of stock for each share subject to awards other than options and SARs. Subject to the express provisions of the 2018 Plan, if any award granted under the 2018 Plan terminates, expires, or lapses for any reason, or is paid in cash, any stock subject to or surrendered for such award will again be stock available for the grant of an award under the 2018 Plan.  In the event that any shares are tendered or withheld to pay the exercise price of a stock-settled SAR or option (for example, through a broker-assisted “cashless” exercise of an option), then the shares so tendered or withheld shall be added to the shares available for grant under the 2018 Plan.  In the event that any shares are tendered or withheld to satisfy a tax withholding obligation arising in connection with an award, then the shares so tendered or withheld shall be added to the shares available for grant under the 2018 Plan.

Individual Limitations on Awards

The maximum number of shares of common stock that may be granted to any one participant during any one fiscal year with respect to one or more awards is 100,000.  The sum of the total cash compensation earned and paid and the aggregate grant date fair value (calculated as of the date of grant in accordance with applicable accounting rules) of shares subject to awards granted to any one participant who is a non-employee director during any one fiscal year shall not exceed $250,000.

As of April 23, 2018, the closing price of the Company’s stock on the NASDAQ was $3.25 per share.

Eligibility and Participation

All employees, officers, non-employee directors of, and certain consultants to, the Company or an affiliate, as determined by the Compensation Committee, are eligible to participate in the 2018 Plan. In addition, prospective employees and non-employee directors are eligible to participate in the 2018 Plan but no portion of any such award will vest, become exercisable, be issued or become effective prior to the date on which such individual begins providing services to the Company.

Types of Awards Available Under the 2018 Plan

The following types of awards may be granted pursuant to the 2018 Plan: incentive stock options, nonqualified stock options, SARs, restricted stock, restricted stock units, performance shares, performance units, stock grants and stock units.

Stock Options. The Compensation Committee may grant incentive stock options and nonqualified stock options under the 2018 Plan. Incentive stock options will be granted only to participants who are employees. The exercise price of all options granted under the 2018 Plan will be at least 100% of the fair market value of Company stock on the date granted and no option may be exercised more than ten (10) years from the date of grant. The Compensation Committee will determine how the exercise price of an option may be paid and the form of payment, including, without limitation, cash, shares of stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Compensation Committee (including broker-assisted “cashless exercise” arrangements), and how shares of stock will be delivered or deemed delivered to participants. A participant will have no rights as a shareholder with respect to options until the record date of the stock purchase. No dividend equivalents may be awarded in connection with any option granted under the 2018 Plan. No option may be repriced without the prior approval of the Company’s shareholders.

Stock Appreciation Rights. The Compensation Committee also may grant SARs under the 2018 Plan. SARs give the participant the right to receive the appreciation in value of one share of common stock of the Company. Appreciation is calculated as the excess of (i) the fair market value of a share of common stock on the date of exercise over (ii) the base value fixed by the Compensation Committee on the grant date, which may not be less than the fair market value of a share of common stock on the grant date. Payment for SARs shall be made in cash, stock, or a combination thereof. SARs are exercisable at the time and subject to the restrictions and conditions as the Compensation Committee approves, provided that no SAR may be exercised more than ten (10) years following the grant date. No dividend equivalents may be awarded in connection with any SAR granted under the 2018 Plan.  No SAR may be repriced without the prior approval of the Company’s shareholders.

Restricted Stock. The Compensation Committee may grant restricted stock under the 2018 Plan. A restricted stock award gives the participant the right to receive a specified number of shares of common stock at a purchase price determined by the Compensation Committee (including and typically zero). Restrictions limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met. The restrictions will lapse in accordance with a schedule or other conditions as determined by the Compensation Committee, which typically involve the achievement of specified performance targets and/or continued employment of the participant until a specified date. As a general rule, if a participant terminates employment when the restricted stock is subject to restrictions, the participant forfeits the unvested restricted stock.

Restricted Stock Units. The Compensation Committee also may grant restricted stock unit awards under the 2018 Plan. A restricted stock unit award gives the participant the right to receive common stock, or a cash payment equal to the fair market value of common stock (determined as of a specified date), in the future, subject to restrictions and a risk of forfeiture. The restrictions typically involve the achievement of specified performance targets and/or the continued employment of the participant until a specified date. Participants holding restricted stock units have no rights as a shareholder with respect to the shares of stock subject to their restricted stock unit award prior to the issuance of such shares pursuant to the award.

Stock Grant Awards. The Compensation Committee may grant stock grant awards under the 2018 Plan upon such terms and conditions, and at any time, and from time to time, as the Committee shall determine. A stock grant award gives the participant the right to receive (or purchase at such price as determined by the Committee) shares of stock, free of any vesting restrictions. The purchase price, if any, for a stock grant award shall be payable in cash or in any other form of consideration acceptable to the Committee. A stock grant award may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation owed to a participant.

Stock Unit Awards. The Committee may grant stock unit awards under the 2018 Plan upon such terms and conditions, and at any time, and from time to time, as the Committee shall determine. A stock unit award gives the participant the right to receive shares of stock, or a cash payment equal to the fair market value of a designated number of shares, in the future, free of any vesting restrictions. A stock unit award may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation owed to a participant.

Performance Shares. The Compensation Committee also may grant performance share awards under the 2018 Plan. A performance share award gives the participant the right to receive common stock of the Company if the participant achieves the performance goals specified by the Compensation Committee during a performance period specified by the Compensation Committee. Each performance share will have a value determined by the Compensation Committee at the time of grant.

Performance Units. The Compensation Committee also may grant performance unit awards under the 2018 Plan. A performance unit award gives the participant the right to receive common stock of the Company, a cash payment or a combination of stock and cash, if the participant achieves the performance goals specified by the Compensation Committee during a performance period specified by the Compensation Committee. Each performance unit will have a value determined by the Compensation Committee at the time of grant.

Restrictions

The Compensation Committee may impose such restrictions on any awards under the 2018 Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Company’s common stock is then listed and under any blue sky or state securities law applicable to the awards.

Change in Control

Subject to the provisions of the 2018 Plan or as otherwise provided in the award agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange or market on which the shares are listed or traded:

•	Any and all stock options and SARs granted shall be accelerated to become immediately exercisable in full;

•	Any period of restriction and other restrictions imposed on restricted stock or restricted stock units shall lapse, and restricted stock units shall be immediately settled and payable;

•
The target payout opportunities attainable under all outstanding awards of performance-restricted stock, performance-restricted stock units, performance shares and performance units shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the change in control;

•
The vesting of all awards denominated in shares of stock shall be accelerated as of the effective date of the change in control, and shall be paid out to participants within 30 days following the effective date of the change of control; and

•	To the extent permitted by Section 409A of the Code, awards denominated in cash shall be paid to participants in cash within 30 days following the effective date of the change in control.

Subject to certain conditions set forth in the 2018 Plan, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an award, cash settlement, or other payment shall occur with respect to any award if the Compensation Committee reasonably determines in good faith prior to the occurrence of a change in control that such award shall be honored or assumed, or new rights substituted therefor by any successor, all as described in the 2018 Plan.

For purposes of the 2018 Plan, the term Change in Control shall generally occur upon the occurrence of any one or more of the following events:

•	Any person acquires beneficial ownership, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's securities;

•
Within any 24-month period, the individuals who were directors of the Company at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the directors or the board of any successor to the Company; provided, however, that any director elected or nominated for election to the board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for this purpose;

•
The shareholders approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company which is consummated (a “Corporate Event”), and immediately following the consummation of which the shareholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the voting power of: (a) in the case of a merger or consolidation, the surviving or resulting entity; (b) in the case of a share exchange, the acquiring entity; or (c) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring entity which, immediately following the relevant Corporate Event, holds more than 5% of the consolidated assets of the Company immediately prior to such Corporate Event; or

Any other event occurs which the Board declares to be a Change in Control.

Non-Transferability

Unless otherwise determined by the Compensation Committee, no award granted under the 2018 Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or, if applicable, until the termination of any restricted or performance period as determined by the Compensation Committee.

Adjustment Provisions

If there is a change in the outstanding shares of stock because of a stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number or class of shares of stock available under the 2018 Plan and subject to each outstanding award, and its stated exercise price or the basis upon which the award is measured, the performance targets or goals applicable to outstanding awards, or any other term of an award that are affected by the event shall be adjusted by the Compensation Committee. Moreover, in the event of such transaction or event, the Compensation Committee, in its discretion may provide in substitution for any or all outstanding awards under the 2018 Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Code. Further, any adjustments made shall be made consistent with the requirements of Section 409A of the Code.

Clawback

Every award granted under the 2018 Plan is subject to potential forfeiture or recovery to the fullest extent called for by law, any applicable listing standard, or any current or future clawback policy that may be adopted by the Company from time to time, including, without limitation, any clawback policy adopted to comply with the final rules issued by the Securities and Exchange Commission (“SEC”) and the final listing standards to be adopted by the NASDAQ Stock Market pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Amendment, Modification and Termination of 2018 Plan

Subject to the Board or Compensation Committee’s right to terminate, amend or modify the 2018 Plan at any time, the 2018 Plan will remain in effect until all awards issued under the 2018 Plan expire, terminate, are exercised or are paid in full in accordance with the 2018 Plan provisions and any award agreement. However, no award may be granted under the 2018 Plan after the tenth anniversary of the date the 2018 Plan is approved by the Company’s shareholders.

The Board or Compensation Committee has discretion to terminate, amend or modify the 2018 Plan at any time. Any such action of the Board is subject to the approval of the shareholders to the extent required by the 2018 Plan, law, regulation or the rules of any exchange on which Company stock is listed.  Except as otherwise provided in the 2018 Plan, neither the Board nor the Compensation Committee may do any of the following without shareholder approval: reduce the exercise price, or base value of any outstanding award, including any option or SAR; increase the number of shares available under the 2018 Plan; grant options or SARs with an exercise price or base value that is below fair market value of a share of Company stock on the grant date; reprice previously granted option SARs; cancel any option or SAR in exchange for cash or any other award or in exchange for any option or SAR with an exercise price that is less than the exercise price for the original option or SAR; extend the exercise period or term of any option or SAR beyond 10 years from the grant date; expand the types of awards available for grant under the 2018 Plan; or expand the class of individuals eligible to participate in the 2018 Plan.

Tax Withholding

The Company will have the power to withhold, or require a participant to remit to the Company, up to the maximum statutory amount necessary, in the applicable jurisdiction, to satisfy any federal, state, and local tax withholding requirements on any award under the 2018 Plan. To the extent that alternative methods of withholding are available under applicable laws, the Committee will have the power to choose among such methods.

Federal Income Tax Information

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2018 Plan based on federal income tax laws in effect on April 23, 2018. This summary is not intended to be exhaustive and does not describe state or local tax consequences. As a general rule, a participant will not recognize taxable income with respect to any award at the time of grant except in the case of a participant who receives a restricted stock grant and makes the timely election permitted by Section 83(b) of the Code.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock (where no 83(b) election is made), or upon the payment of SARs, restricted stock units, stock grants, stock units, performance shares, or performance units, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment. Subject to the deduction limitations of Section 162(m) of the Code, the Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock’s fair market value over the exercise price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements of the Code and the tax consequences described for nonqualified stock options will apply.

If certain awards fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Compensation Committee. The Company intends (but cannot and does not guarantee) that awards granted under the 2018 Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the 2018 Plan in such a manner.

Special Rules Applicable to Officers

In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

Tax Consequences to the Company or Its Affiliates

To the extent that an grantee recognizes ordinary income in the circumstances described above, the Company or the affiliate for which the employee performs services will, subject to the deduction limitations of Section 162(m) of the Code, be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code.

New Plan Benefits Table

The issuance of any awards under the 2018 Plan will be at the discretion of the Compensation Committee. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.

Vote Required for Approval

Approval of Proposal #2 will require the affirmative vote of a majority of the votes cast by the holders of our common stock present in person or represented by proxy at the meeting and entitled to vote on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL #2.

PROPOSAL #3	APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2008 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN TO PERMIT A ONE-TIME VALUE-FOR-VALUE OPTION EXCHANGE

Background

Our Board of Directors unanimously recommends that you approve an amendment to the 2008 Plan to allow for a one-time stock option exchange program intended to be implemented substantially as outlined below (the “Option Exchange”). If implemented, the Option Exchange would permit eligible holders to surrender certain outstanding stock options issued under the 2008 Plan for cancellation in exchange for the grant of new replacement options issued under the 2018 Plan to purchase a lesser number of shares with an exercise price equal to the greater of the closing price of our common stock on the grant date for the replacement options or the ninety-day trailing daily average closing price of the common stock for the 90 trading days preceding and including the grant date (“Replacement Options”).  The aggregate value of the Replacement Options is intended to be the same as the aggregate value of the prior options.

We have issued stock options under the 2008 Plan as a means of attracting, motivating and retaining employees over time to promote the Company’s long-term financial and strategic success. We believe that stock options align compensation for Company management and other employees directly with the creation of shareholder value. As of April 6, 2018, our common stock closed at a market price per share of $3.55.  Outstanding stock option grants made on two different dates in 2015 and constituting approximately 20.4% of outstanding stock options under our 2008 Plan currently have exercise prices ranging from $7.79 to $9.17 per share and would be eligible to be exchanged in the Option Exchange (“Eligible Exchange Options”).

Our Board of Directors believes that the Eligible Exchange Options have little or no current value as an incentive to retain and motivate our employees, including our officers.  Unless the context otherwise requires, references to employees herein will include our officers.

Persons who are eligible to participate in the Option Exchange (“Eligible Option Holders”) will include:

•
employees who hold Eligible Exchange Options and who are employed by us, or one of our subsidiaries, at the time of commencement of the Option Exchange, and who continue to hold such Eligible Exchange Options through the date on which Replacement Options are granted at the conclusion of the Option Exchange; and

•
non-employee directors who hold Eligible Exchange Options and are serving as directors at the time of commencement of the Option Exchange, and who continue to hold such Eligible Exchange Options through the date on which Replacement Options are granted at the conclusion of the Option Exchange. As described in more detail below, under this standard, we anticipate that only Mr. Bailey will be eligible to participate in the Option Exchange.

We are including non-employee directors who hold eligible options in the Option Exchange because they received options in exchange for their Board service as our common stock price was in decline.  We view our directors’ service as critical for generating shareholder value and providing a foundation for future growth.  After consideration of the business and employee retention challenges facing our Company, our Board of Directors has determined that it would be in the best interest of the Company and its shareholders to effect the Option Exchange, and the Board has authorized the Option Exchange and the amendment to the 2008 Plan as described herein, subject to shareholder approval.

Rationale for the Option Exchange

Since January 2015, we have experienced a decline in our stock price that we attribute to a variety of circumstances, primarily and most notably due to a general contraction in Enterprise Value-to-EBITDA multiples  utilized by investors for valuing small capitalization public restaurant companies  resulting in a corresponding decline in the prices of their common stocks during that period of time, with 2015 representing the most recent peak in both valuations and stock prices for small capitalization restaurant companies.  In addition, there was a small reduction in the Company’s targeted number of restaurants opened in fiscal 2016 and an unexpected and historic spike in commodity costs during the last six months of fiscal 2017 that impacted the Company’s financial results.  The closing trading price of our common stock has fallen from a high of $9.90 per share on June 22, 2015 to as low as $2.30 per share on December 14, 2017.

During that same period of time, the Company successfully increased its revenues from approximately $44 million in fiscal 2015 to approximately $79 million in fiscal 2017 and increased the number of system-wide restaurants owned, operated, franchised, and licensed by the Company from 39 at the beginning of fiscal 2015 to 64 at the end of fiscal 2017.  As of the date of this Proxy Statement, the Bad Daddy’s concept has had twelve sequential quarters of year-over-year growth in sales for comparable restaurants (“Same Store Sales”) and the Good Times concept has had seven sequential quarters of accelerating year-over-year growth in Same Store Sales, while many other restaurant concepts in both the limited service and full-service segments have reported recurring declines in Same Store Sales

The 30-day trailing average stock price of our common stock as of April 6, 2018 was $2.92.  The threshold exercise price of $7.79 used to determine Eligible Exchange Options represents a 166% premium in excess of such 30-day trailing average.

Shares of our common stock are listed for trading on the NASDAQ Capital Market under the symbol “GTIM”.  The following table presents the quarterly high and low closing prices for our common stock as reported by the NASDAQ Capital Market for each quarter within the last three fiscal years.

	2015
QUARTER ENDED	HIGH	LOW

December 31, 2014	$7.74	$5.17
March 31, 2015	$8.47	$6.83
June 30, 2015	$9.90	$6.91
September 30, 2015	$9.34	$6.12

	2016
QUARTER ENDED	HIGH	LOW

December 31, 2015	$6.99	$4.15
March 31, 2016	$5.17	$3.03
June 30, 2016	$4.11	$2.85
September 27, 2016	$4.39	$3.39

	2017
QUARTER ENDED	HIGH	LOW

December 27, 2016	$3.45	$2.95
March 28, 2017	$3.55	$2.85
June 27, 2017	$3.70	$3.10
September 26, 2017	$3.60	$2.55

Primary reasons for implementing the Option Exchange include:

•
The option exchange offers a reasonable, balanced and meaningful incentive for our employees. Underwater options are options that have an exercise price that is greater than the trading price of the common stock for which they are exercisable.  As of April 6, 2018, approximately 400,780 of the 674,925 stock options held by our officers, employees and non-employee directors were underwater and 20.4% had a per-share exercise price equal to or greater than $7.79.  We believe that these underwater stock options no longer represent effective incentives to motivate or help retain many of our employees.  By exchanging significantly underwater stock options for a lesser number of Replacement Options with lower exercise prices, we believe that the Option Exchange will aid both motivation and retention of those persons participating in the Option Exchange, while better aligning the interests of our employees with the interests of our shareholders.

•
The exchange ratios will be calculated to minimize accounting costs.  We will calculate the exchange ratios to result in an aggregate fair value, for accounting purposes, of the Replacement Options approximately equal to the aggregate fair value of the surrendered options, which we believe will not have a material impact on our reported earnings.  Although the exchange ratios cannot be determined now, we provide below an example based on certain assumptions

•
The option exchange will enable us to recapture value from compensation costs that we are already incurring that have very little motivational impact.  We believe it is not an efficient use of our resources to recognize compensation expense on options that are not perceived by our employees to provide value.  Under applicable accounting rules, we are required to recognize current compensation expense related to these awards, even if these awards are never exercised because they are underwater.  By replacing options that have relatively little retentive or incentive value with a lesser number of Replacement Options with an exercise price equal to the greater of the closing price of our common stock on the grant date for the Replacement Options or the ninety-day trailing daily average closing price of the common stock for the 90 trading days preceding and including the grant date, we can increase both retention and incentive value without creating additional compensation expense (other than expense that might result from fluctuations in our stock price after the exchange ratio has been set but before the exchange actually occurs).

•
The option exchange will reduce our equity award overhang.  Underwater options are not likely to be exercised, but not only do they have little or no retention value, they also remain part of our total number of outstanding options, or issued overhang, until they are exercised, expire or are cancelled.  Because officers, employees and non-employee directors who participate in the Option Exchange will receive a lesser number of Replacement Options in exchange for their surrendered Eligible Exchange Options, the number of shares of common stock subject to all outstanding equity awards will be reduced, thereby reducing our issued overhang.  At the same time, we will eliminate our most ineffective options that are currently outstanding. Based on the assumptions described herein, if all Eligible Exchange Options are exchanged, options to purchase approximately 137,831 shares would be surrendered and cancelled, while Replacement Options covering approximately 52,839 shares will be granted, resulting in an approximate 13.9% reduction in our equity award overhang.

•
The option exchange will decrease pressure for additional grants. If we are unable to conduct a program in which underwater stock options with low incentive value may be exchanged for stock options with higher motivation and retention value, we may find it necessary to issue significant additional stock options or other equity awards to employees above and beyond our ongoing equity grant practices in order to provide renewed incentive value to employees. Any such additional grants would increase our overhang, as well as our compensation expense.

•
The option exchange will also decrease pressure for increased cash compensation. To offset the reduced retentive power of the underwater options, we could instead increase base and target bonus cash compensation. However, significant increases in cash compensation would substantially increase our cash compensation expenses and reduce our cash flow from operations, which could adversely affect our business and operating results. In addition, these increases would not reduce our equity overhang and would not necessarily best align the interests of our employees with those of our shareholders.

Timing and Implementation

We will not commence the Option Exchange unless our shareholders approve:

•	an amendment to the 2008 Plan necessary to permit the Option Exchange pursuant to this Proposal # 3, and

•	adoption of the 2018 Plan pursuant to Proposal # 2 in this Proxy Statement.

Implementation of the Option Exchange is dependent on approval of Proposal # 2 because the Replacement Options would be issued under the 2018 Plan.  If our shareholders approve this proposal and Proposal # 2, we intend to commence the Option Exchange program as soon as practicable (but not later than twelve months) following the date of shareholder approval. We will retain discretion to revise specific Option Exchange program terms, consistent with the broad program parameters outlined in this proposal, prior to actual program implementation to account for any changes in our stock price or other factors relevant to the program. The Board will also retain discretion not to implement the Option Exchange for any reason. If the closing price of our common stock on the last day of the Option Exchange is $7.79 or higher, our Board will reevaluate the Option Exchange. If our shareholders do not approve the Option Exchange and Proposal # 2, eligible options will remain outstanding in accordance with their existing terms and the amendment to the 2008 Plan will not take effect.

If our shareholders approve this proposal and Proposal # 2 and we determine to proceed with the Option Exchange, we will file an Offer to Exchange with the SEC as part of a Tender Offer Statement on Schedule TO prior to commencement of the Option Exchange.  We will provide the Offer to Exchange to all Eligible Option Holders at the commencement of the Option Exchange and the Eligible Option Holders will have at least 20 business days in which to decide whether to participate in the Option Exchange on the terms and subject to the conditions set forth in the Offer to Exchange.

Material Terms of the Option Exchange

The following sections describe the material terms of the Option Exchange and the Replacement Options to be issued in the Option Exchange if such Option Exchange is approved by shareholders.  Except as described below, all other terms and conditions of the Replacement Options will be determined pursuant to the 2018 Plan.

Eligible Option Holders

Eligible Option Holders will include:

•
employees who hold Eligible Exchange Options and who are employed by us, or one of our subsidiaries, at the time of commencement of the Option Exchange, and who continue to hold such Eligible Exchange Options through the date on which Replacement Options are granted at the conclusion of the Option Exchange; and

•
Mr. Bailey, if he continues to serve on our Board through the date on which Replacement Options are granted at the conclusion of the Option Exchange. No other non-employee directors hold Eligible Exchange Options.

We estimate that approximately 20 persons will be eligible to participate in the Option Exchange. Former officers, employees and directors at the time the Option Exchange begins will not be eligible to participate in the Option Exchange.  A person who tenders his or her Eligible Exchange Options for exchange in the Option Exchange must remain employed by us, or one of our subsidiaries, through the date that the Replacement Options are actually issued.  If Mr. Bailey tenders his Eligible Exchange Options for exchange in the Option Exchange, he must continue to serve as a director through the date that the Replacement Options are actually issued.  A vote by an Eligible Option Holder in favor of this proposal at the Annual Meeting will not constitute an election to participate in the Option Exchange.

Eligible Exchange Options

Eligible Exchange Options consist of outstanding stock options that were issued in 2015 under our 2008 Plan that have exercise prices ranging from $7.79 to $9.17 per share and are further described in the chart below:

Grant Date	Number of Options	Exercise Price
03/13/2015	1,527	$9.17
05/07/2015	136,304	$7.79

Exercise Price of Replacement Options

The Replacement Options would have an exercise price equal to the greater of (a) the closing price per share of our common stock on the date of grant and (b) the ninety-day trailing daily average closing price of the common stock for the 90 trading days preceding and including the grant date using a simple average of the closing price of the immediately preceding 90 trading days.  The exercise price for the Replacement Options will be set on the grant date of the Replacement Options.

Lesser Number of Replacement Options

The Option Exchange is intended to be value neutral, meaning that the exchange ratios of shares subject to Eligible Exchange Options surrendered in exchange for Replacement Options will be determined in a manner intended to result in the grant of Replacement Options that have an aggregate fair value approximately equal to the aggregate fair value of the options they replace. The exchange ratios for the Option Exchange will determine how many options an Eligible Option Holder must surrender in order to receive one Replacement Option. Because this is intended to be a value-neutral exchange, participating employees and directors will receive Replacement Options covering a lesser number of shares than are covered by the surrendered options.  This will minimize any additional compensation cost that we must recognize on the Replacement Options, other than compensation expense that might result from fluctuations in our stock price after the exchange ratios have been set but before the exchange actually occurs.

Exchange Ratios

Exchange Ratios will be based upon a comparison of the estimated values of the options surrendered and Replacement Options issued at the time of exchange in an approximate “value-for-value” exchange, and will be designed to result in grants of Replacement Options with a fair value, for accounting purposes, that will be approximately equal to the fair value of the Eligible Exchange Options that are surrendered in the exchange. The exchange ratios will be established shortly before the start of the Option Exchange using a Black-Scholes model, which takes into account many variables, such as the volatility of our stock and the expected term of an option.  Exchange ratios will depend on several factors including the exercise price of the surrendered option, the fair market value of our stock, our stock’s historical volatility, and U.S. treasury rates at that time. Setting the exchange ratios in this manner is intended to result in the issuance of Replacement Options that have an aggregate fair value approximately equal to the aggregate fair value of the surrendered options they replace.

Most of the inputs to the option pricing model, including volatility, risk-free rate, current underlying price, and exercise price of the options are easily obtained or estimated from readily available data.  Due to the limited data available for option exercises, we have used the “simplified method” for calculating the expected term of the option as detailed in the SEC Staff Accounting Bulletin 107, as allowed by ASC 718.

Potential Exchange Ratios

We are providing sample exchange ratios in this Proxy Statement for illustrative purposes only.  The sample exchange ratios have been calculated based upon the application of the Black-Scholes option pricing model to create an approximate value-for-value exchange using information available as of April 6, 2018.  These exchange ratios may change if inputs to the Black-Scholes option pricing model change significantly between this date and the date the Option Exchange occurs.

The following table illustrates the exchange ratios that would result based on the principle that the Replacement Options will have the same fair market value as the options surrendered for exchange and on the following assumptions: (i) an illustrative stock price of $3.55 per share, which was the closing price of our common stock on the NASDAQ on April 6, 2018, (ii) expected annual volatility of 53.0%, (iii) immediate vesting of the Replacement Options, and (iv) a term of ten years.  A significant decrease in the price of the stock between now and the date of the Option Exchange would likely have the impact of decreasing the value of the Eligible Exchange Options, relative to the Replacement Options, and therefore increase the exchange ratio.  Conversely, a significant increase in the price of the stock during the aforementioned time period would increase the relative value of Eligible Exchange Options and decrease the exchange ratio.  An increase in the price of stock of enough magnitude might result in the Company reassessing the value of the Option Exchange to the Company and under such an extreme scenario may cause the Company not to proceed with the Option Exchange.  The table also sets out the aggregate number of Replacement Options that would be granted under the 2018 Plan pursuant to the Option Exchange assuming the illustrative exchange ratios and that: (i) the Option Exchange is implemented, and (ii) all Eligible Exchange Options are exchanged in the Option Exchange.  Based upon these assumptions, approximately 137,831 outstanding stock options, with exercise prices between $7.79 per share and $9.17 per share, would be surrendered and 52,839 new stock options would be issued with an exercise price of $3.55 per share, a net reduction of 84,992 outstanding stock options.  Actual exchange ratios will be determined at the time the Option Exchange commences based on our then current stock price and volatility.

Grant Date	Exercise Price for Grants	Potential Exchange Ratio	Number of Shares Underlying Eligible Options	Expected New Options to be Issued
03/13/2015	$9.17	3.6:1	1,527	424
05/07/2015	$7.79	2.6:1	136,304	52,415

Type of Options

The Company intends on structuring the Option Exchange such that the type of options received by the Eligible Option Holder will remain the same as the surrendered options.  In other words, Eligible Option Holders holding nonqualified stock options will receive Replacement Options in the form of nonqualified stock options and Eligible Option Holders holding incentive stock options will receive Replacement Options in the form of incentive stock options.  In order to allow surrendered incentive stock options to be replaced by Replacement Options in the form of incentive stock options, Eligible Option Holders must be given no more than 30 days to elect to exchange their Eligible Exchange Options (after which period the offer to exchange must expire).  If the offering period exceeds 30 days for any reason, all of the Replacement Options will be nonqualified stock options.

Vesting Schedule and Terms of the Replacement Options

The Replacement Options would have a ten-year term beginning with the date of grant.  The Option Exchange is structured such that the vesting status of the Replacement Options will remain the same as the options surrendered in exchange.  At the date the Option Exchange is expected to commence, all Eligible Exchange Options will be fully vested.  As such, all Replacement Options will immediately vest to match the vesting status of the options surrendered in the Option Exchange.

Mechanics of the Option Exchange

To participate in the Option Exchange, Eligible Option Holders must exchange all of their Eligible Exchange Options for Replacement Options if any are exchanged. The Replacement Options would be issued under and be subject to the terms of the 2018 Plan and the terms and conditions of the applicable award agreement.  The shares of common stock underlying the surrendered options will not be available for future issuance under either the 2008 Plan or the 2018 Plan.  Other terms and conditions of the Option Exchange will be set forth in the Offer to Purchase that will be provided to Eligible Option Holders at the commencement of the Option Exchange.

Option Exchange Benefits Table

The following table illustrates for each person and group specified, the number of Eligible Exchange Options held and the aggregate number of Replacement Options that would be granted under the 2018 Plan pursuant to the Option Exchange assuming that:

•	the Option Exchange is implemented as described herein, and

•	all Eligible Exchange Options are exchanged in the Option Exchange based upon the exchange ratios estimated herein and described in the chart above for illustrative purposes.

	Number and Terms of Eligible Exchange Options Held (1)
Name and Position	Date of Grant	# of Options	Exercise Price	# of Estimated Replacement Options (2)
Named Executive Officers:
Boyd E. Hoback, President and Chief Executive Officer	8/31/2015	77,022	$7.79	29,622
Ryan M. Zink, Chief Financial Officer (3)	-	-	-	--
Susan M. Knutson, Controller	8/31/2015	5,520	$7.79	2,123
Scott G. LeFever, Vice President of Operations	8/31/2015	11,553	$7.79	4,443
James K. Zielke, Former Chief Financial Officer (4)	-	-	-	--
All Executive Officers as a group	8/31/2015	94,095	$7.79	36,188
Current Directors:
Geoffrey R. Bailey, Chairman of the Board of Directors	8/31/2015	7,060	$7.79	2,715
Gary J. Heller (5)	-	-	-	--
Eric W. Reinhard (5)	-	-	-	--
Alan Teran (5)	-	-	-	--
Director Nominees:
Charles Jobson (6)	-	-	-	--
Jason S. Maceda	-	-	-	--
Robert J. Stetson (6)	-	-	-	--
Total Non-Executive Officer Director Group	8/31/2015	7,060	$7.79	2,715
Non-Executive Officer Employee Group	3/13/2015	1,527	$9.17	424
	11/23/2015	35,149	$7.79	13,512
Total		137,831		52,839
(1)	The options in this column represent the number and terms of options that are held by each person or group described that are subject to the Option Exchange.
(2)
The numbers in this column assume that the Option Exchange is effected on the basis of the estimated exchange ratios described herein, and are subject to change when the final exchange ratios are determined.

(3)	Mr. Zink began employment with the Company on July 31, 2017 and does not hold any Eligible Exchange Options.
(4)	Mr. Zielke terminated employment with the Company on August 31, 2017 and his stock options expired 30 days thereafter. Mr. Zielke is not eligible to participate in the Option Exchange.
(5)
At the time of this filing, Messrs. Heller, Reinhard, and Teran hold options that would otherwise qualify as Eligible Exchange Options.  However, as these directors have not been nominated for re-election, under the 2018 Plan, they will not qualify to be issued Replacement Options at the time the Option Exchange is conducted; therefore they will not be eligible to participate in the Option Exchange.

(6)	Messrs. Jobson and Stetson resigned from the Board on January 10, 2018, but have been nominated to rejoin the Board. Neither has any outstanding options.

All outstanding options and restricted stock units held by our Named Executive Officers as of September 26, 2017 are disclosed in the Outstanding Equity Awards at Fiscal Year-End table below in this Proxy Statement.  Outstanding options held by our non-employee directors as of September 26, 2017 are disclosed below in this Proxy Statement under the heading “Directors’ Compensation.”

U.S. Federal Income Tax Consequences

Based on U.S. federal income tax laws in effect on April 6, 2018, the Option Exchange should be treated as a non-taxable exchange for U.S. federal income tax purposes, and we and our participating Eligible Option Holders should recognize no income for U.S. federal income tax purposes upon the surrender of Eligible Exchange Options and grant of Replacement Options.

Upon exercise of a Replacement Option that is a NQSO, the Eligible Option Holder will recognize ordinary taxable income in an amount equal to the difference between the exercise price paid and the fair market value of the stock on the date of exercise. Subject to the deduction limitations of Section 162(m) of the Code, the Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the Eligible Option Holder.

An Eligible Option Holder who is granted an ISO will not recognize taxable income at the time of exercise. However, the excess of the acquired stock’s fair market value over the exercise price could be subject to the alternative minimum tax in the year of exercise. If stock acquired upon exercise of the ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the tax consequences described above for NQSOs will apply.

Accounting Treatment of Option Exchange

We account for share-based payments in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC Topic 718”). Under ASC Topic 718, including the provisions of ASU 2017-09, we will recognize incremental compensation expense (or benefit), if any, resulting from the Replacement Options granted in the Option Exchange. This Option Exchange is intended to be materially “cost neutral” from an accounting standpoint.  To be cost neutral, the value of the stock options surrendered as calculated immediately prior to their surrender must be at least equal to the value of the new stock options received by employees and directors in the Option Exchange.  We use the Black-Scholes option pricing model to estimate the fair value of all stock options granted to employees and directors and have used that model in constructing the provisions of the Option Exchange.  Note that the options (both those surrendered and those newly granted) will be valued on the date of the exchange and therefore some risk of incremental compensation expense does exist if there are significant fluctuations in the Company’s common stock price or other key inputs to the Black-Scholes option pricing model after the exchange ratios are finally calculated at the commencement of the Option Exchange.

The incremental compensation cost (benefit) will be measured as the excess (or deficit), if any, of the fair value of each award of Replacement Options granted to participants in exchange for surrendered Eligible Exchange Options, measured as of the date the Replacement Options are granted, over the fair value of the Eligible Exchange Options surrendered in exchange for the Replacement Options, measured immediately prior to the exchange. We expect that the compensation cost (benefit) associated with the Option Exchange will be immaterial.

Other Matters

The 2008 Plan does not currently permit us to initiate any stock option exchange program without the approval of our shareholders. By approving this proposal, you would allow us to authorize and conduct the Option Exchange with respect to all Eligible Exchange Options currently held by Eligible Option Holders. As of April 6, 2018, a maximum of 20 employees and directors would be eligible to participate in the Option Exchange, including our executive officers and non-employee directors.

You are being asked to approve the amendment to the 2008 Plan (“2008 Plan Amendment”), the full text of which is included in Annex B.

Description of the 2008 Plan

Set forth below is a summary of the principal provisions of the 2008 Plan, as amended by the proposed 2008 Plan Amendment, that continue to apply to outstanding awards.  The 2008 Plan expired on January 24, 2018, but awards made under the 2008 Plan remain outstanding and continue to be subject to the terms and conditions of the 2008 Plan.  The summary is qualified by reference to the full text of the proposed 2008 Plan Amendment, and the 2008 Plan.  The 2008 Plan is available as Exhibit 10.1 to the Form 8-K filed with the SEC on January 30. 2008.

Administration

The 2008 Plan is administered by the Compensation Committee of the Board or any other duly authorized committee of the Board performing similar functions, as appointed from time to time by the Board (the “Committee”).  The Committee makes all decisions necessary and appropriate to administer the Plan including, without limitation, determining eligibility for and granting awards, and the Committee has full and exclusive discretion in interpreting the terms and the intent of the 2008 Plan and any other agreement made in connection with the 2008 Plan, and adopting such rules, regulations, and guidelines for administering the 2008 Plan as the Committee may deem necessary or proper.

Eligibility and Participation

Our non-employee directors, executives and other employees participate in the 2008 Plan.

Types of Awards

Although the 2008 Plan allowed for a variety of awards, we issued only stock options and restricted stock unit awards under the 2008 Plan.

Stock Options:  Subject to the terms and provisions of the 2008 Plan, incentive and nonqualified stock options were allowed to be granted to participants in consideration for the services they provide to us, in such number, and upon such terms, as determined by the Committee.  No incentive stock options could be granted more than ten years after the effective date of the 2008 Plan.  Each stock option granted to a participant will expire at such time as the Committee determined at the time of grant.  However, no stock option can be exercisable later than the tenth anniversary date of its grant and no incentive stock option granted to a significant shareholder, as defined in the 2008 Plan, can be exercisable later than the fifth anniversary of the date of its grant.  Stock options granted under the 2008 Plan are exercisable at such times and on the occurrence of such events, and are subject to such restrictions and conditions, as the Committee has in each instance approved, which need not be the same for each grant or for each participant.

The exercise price for each stock option granted under the 2008 Plan was determined by the Committee and specified in the award agreement.  The exercise price for a nonqualified stock option may include a stock option price based on 100% of the fair market value of the shares of common stock on the date of grant, an exercise price that is set at a premium to the fair market value of the shares of common stock on the date of grant, or an exercise price that is indexed to the fair market value of the shares of common stock on the date of grant, with the index determined by the Committee in its discretion.  The exercise price for an incentive stock option may not be less than 100% of the fair market value of the shares of common stock on the date of grant; provided that the exercise price for an incentive stock option granted to a significant shareholder, as defined in the 2008 Plan, shall be not less than 110% of the fair market value of the shares of common stock.

Restricted Stock Unit Awards:  Subject to the terms and conditions of the 2008 Plan, the Committee also made grants of restricted stock units to participants in such amounts and upon such terms as determined by the Committee.  A restricted stock unit is an award denominated in units subject to a period of restriction, with a right to receive shares of common stock or cash or a combination thereof upon settlement of the award.  During the period of restriction, restricted stock units are subject to forfeiture based on the passage of time, the achievement of performance criteria, or upon the occurrence of other events as determined by the Committee.  A participant has no voting rights with respect to any restricted stock units.

Tax Matters

The following is a brief summary of certain U.S. federal income tax consequences of certain transactions under the 2008 Plan under applicable laws and regulations, based on U.S. federal income tax laws in effect on April 6, 2018.  This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Incentive Stock Options:  The grant of an incentive stock option will not result in any immediate tax consequences to us or the optionee. However, upon the exercise of an incentive stock option, the excess of the acquired stock’s fair market value over the exercise price could be subject to the alternative minimum tax in the year of exercise. If the stock acquired upon exercise of the incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the tax consequences described below for nonqualified stock options will apply.

Nonqualified Stock Options:  The grant of a nonqualified stock option will not result in any immediate tax consequences to us or the optionee.  Upon the exercise of a nonqualified stock option, the optionee will recognize ordinary taxable income, and, subject to the deduction limitations of Section 162(m) of the Code, we will be entitled to a deduction, equal to the difference between the exercise price and the fair market value of the shares of common stock acquired at the time of exercise.

Restricted Stock Units:  The grant of a restricted stock unit will not result in any immediate tax consequences to us or the grantee.  Upon payment of a restricted stock unit, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares of common stock or cash received at that time. Subject to the deduction limitations of Section 162(m) of the Code, we will be entitled to a deduction in the same amount and at the same time.

Section 409A of the Code, among other things, expanded the definition of deferred compensation arrangements to include, for example, below market option grants, as well as restricted stock units. If awards that are subject to Section 409A of the Code fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral, and pay an additional 20% tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Committee. The Company intends (but cannot and does not guarantee) that awards granted under the 2008 Plan comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the 2008 Plan in such a manner.

The discussion set forth above is intended only as a summary and does not purport to be a complete enunciation or analysis of all potential tax consequences relevant to recipients of awards under the 2008 Plan.  We have not undertaken to discuss the tax treatment of awards under the 2008 Plan in connection with a merger, consolidation, or similar transaction as such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith nor have we discussed the tax treatment of the types of awards that were never granted under the 2008 Plan.

Change of Control

Accelerated Vesting and Payment:  Under the 2008 Plan, a “change of control” shall occur if any of the following events shall occur:

(i) Any Person acquires Beneficial Ownership, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined Voting Power of the Company's securities;

(ii) Within any twenty-four (24) month period, the individuals who were Directors of the Company at the beginning of such period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors or the Board of Directors of any successor to the Company; provided, however, that any Director elected or nominated for election to the Board of Directors by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 2.6(ii); and

(iii) The stockholders of the Company approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company which is consummated (a "Corporate Event"), and immediately following the consummation of which the stockholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting entity, (ii) in the case of a share exchange, the acquiring entity, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring entity which, immediately following the relevant Corporate Event, holds more than twenty-five percent (25%) of the consolidated assets of the Company immediately prior to such Corporate Event; or any other event occurs which the Board of Directors declares to be a Change of Control.

Notwithstanding the foregoing, the Committee could modify the definition of a Change of Control for a particular award or awards as the Committee deems appropriate to comply with Section 409A of the Code.

Subject to the provisions of the 2008 Plan or as otherwise provided in the award agreement, in the event of a change of control, unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange or market on which the shares are listed or traded:

•	Any and all stock options and SARs granted shall be accelerated to become immediately exercisable in full;

•	Any period of restriction and other restrictions imposed on restricted stock or restricted stock units shall lapse, and restricted stock units shall be immediately settled and payable;

•
The target payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance-based restricted stock units, performance shares and performance units (including, but not limited to, awards intended to be performance-based compensation) shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the change of control, and:

•
The vesting of all awards denominated in shares of common stock shall be accelerated as of the effective date of the change of control, and shall be paid out to participants within 30 days following the effective date of the change of control; and

•	Awards denominated in cash shall be paid to participants in cash within 30 days following the effective date of the change of control;

•
Upon a change of control, unless otherwise specifically provided in a written agreement entered into between the participant and us or an affiliate, the Committee shall immediately vest and pay out all other stock-based awards as determined by the Committee; and

•
The Committee shall have the ability to unilaterally determine that all outstanding awards are cancelled upon a change in control, and the value of such awards, as determined by the Committee in accordance with the terms of the 2008 Plan and the award agreement, be paid out in cash in an amount based on the change of control price within a reasonable time subsequent to the change in control; provided, however, that no such payment shall be made on account of an incentive stock option using a value higher than the fair market value on the date of settlement.

Alternate Awards:  Subject to certain conditions set forth in the 2008 Plan, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an award, cash settlement, or other payment shall occur with respect to any award if the Committee reasonably determines in good faith prior to the occurrence of a change of control that such award shall be honored or assumed, or new rights substituted therefor by any successor, all as described in the 2008 Plan.

Compliance with Section 280G of the Code:  In the event that any accelerated award vesting or payment received or to be received by a participant pursuant to the 2008 Plan, referred to herein as a benefit, would (i) constitute a “parachute payment” within the meaning of and subject to Section 280G of the Code and (ii) but for the limitations set forth in the 2008 Plan, be subject to the excise tax imposed by Section 4999 of the Code, then such benefit shall be reduced to the extent necessary so that no portion of the benefit will be subject to the excise tax, as determined in good faith by the Committee; provided, however, that if, in the absence of any such reduction (or after such reduction), the participant believes that the benefit or any portion thereof (as reduced, if applicable) would be subject to the excise tax, the benefit shall be reduced (or further reduced) to the extent determined by the participant in his or her discretion so that the excise tax would not apply.  If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service determines that the participant is liable for the excise tax as a result of the benefit, then the participant shall be obligated to return to us, within 30 days of such determination by the Internal Revenue Service, a portion of the benefit sufficient such that none of the benefit retained by the participant constitutes a “parachute payment” within the meaning of Section 280G of the Code that is subject to the excise tax.

Amendment, Modification, Suspension, and Termination

The Committee or our Board is allowed, at any time and from time to time, to alter, amend, modify, suspend, or terminate the 2008 Plan in whole or in part; provided, however, that:

•
Without the prior approval of our shareholders, stock options and SARs issued under the 2008 Plan will not be re-priced, replaced, or re-granted such that the stock option price of a previously granted stock option or the grant price of a previously granted SAR is effectively reduced from the original stock option price or grant price.

•
No amendment or modification which would increase the total number of shares of common stock available for issuance under the 2008 Plan or the total number of shares of common stock available for incentive stock options under the 2008 Plan shall be effective unless approved by our shareholders.

•
To the extent necessary under any applicable law, regulation, or securities exchange or market requirement, no amendment shall be effective unless approved by our shareholders in accordance with applicable law, regulation, or securities exchange or market requirement.

Adjustment of Awards

The Committee may make appropriate proportionate adjustments or substitutions in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting us or our financial statements or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2008 Plan.

Prior Grants under the Amended and Restated Plan

The below table represents all equity awards granted under the 2008 Plan from adoption through expiration to the Company’s Named Executive Officers, current executive officers as a group, non-employee directors, and all other employees.  All equity-based compensation has been in the form of options and restricted stock unit awards under the 2008 Plan.  The amount issuable under the 2008 Plan includes shares authorized for the 2008 Plan plus amounts available from predecessor plans of the Company, including awards granted under predecessor plans which (i) terminated by expiration, forfeiture, cancellation or otherwise without issuance of shares, (ii) were settled in cash or (iii) were exchanged for awards not involving shares.

	Shares Underlying Options (#)(1)		Restricted Stock Unit Awards (#) (1)
	Outstanding	Previously Exercised	Outstanding	Previously Vested
Named Executive Officers:
Boyd E. Hoback, Director/President and Chief Executive Officer	242,384	62,898	17,109	50,995
Ryan M. Zink, Chief Financial Officer	-	-	37,037	-
Scott G. LeFever, Vice President of Operations	81,591	73,342	7,851	31,672
Susan M. Knutson, Controller	54,134	63,667	5,873	23,721
James K. Zielke, Former Chief Financial Officer	-	-	-	8,246
Current executive officers, as a group:	378,109	199,907	67,870	106,388
Directors, including nominees (who are not current executive officers), as a group:	66,364	52,667	16,698	16,093
All Employees (including officers who are not current executive officers), as a group:	608,561	93,574	90,166	172,701

(1)
For a further description of outstanding options and restricted stock units as of September 26, 2018 granted to our Named Executive Officers, see the “Outstanding Equity Awards at Fiscal Year-End 2017” table below in this Proxy Statement, and for a further description of outstanding options as of September 26, 2018 granted to our non-employee directors, see the paragraph following the Directors’ Compensation table below in this Proxy Statement.

Vote Required for Approval

Approval of Proposal #3 – the shareholder resolution approving the proposed 2008 Plan Amendment and allowing the Option Exchange – will require the affirmative vote of a majority of the votes cast by the holders of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.  As of April 6, 2018, executive officers and directors who are holders of Eligible Exchange Options also hold 148,656 shares of our common stock, not including 345,333 shares underlying presently exercisable stock options, representing 1.19% of common stock eligible to vote on the matter. In addition, as provided in the Settlement Agreement described above in this Proxy Statement, it was agreed that the proxy statement for the Annual Meeting would propose the nominees described in this Proxy Statement for election to the Board and that Mr. Stetson and Mr. Jobson would agree to vote in favor of the Option Exchange.  Both Mr. Jobson and Mr. Stetson had previously voted in favor of the Option Exchange in late 2017 when they were members of the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL #3.

PROPOSAL #4	ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s shareholders to vote on an advisory (non-binding) basis regarding the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the rules promulgated by the Securities and Exchange Commission (“SEC”).  Accordingly, we are providing a vote on the resolution set forth below as required by the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The principal objectives of our executive compensation programs are to attract, retain, and motivate talented executives, reward strong business results and performance, and align the executive’s interests with shareholder interests.

We believe that the Company’s executive compensation programs have been effective in incentivizing the achievement of our positive results. We are asking our shareholders to indicate their support for our named executive officers’ compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a shareholder, the opportunity to express your views regarding our fiscal year 2017 executive compensation policies and procedures for named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this Proxy Statement.

Accordingly, we ask our shareholders to vote “FOR” the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the summary compensation tables and related narrative information set forth in the Company’s Proxy Statement for the 2018 Annual Meeting of shareholders.

Although this is an advisory vote that will not be binding on the Compensation Committee or the Board, we will carefully review the results of the vote.

We currently hold our say-on-pay vote every two years and the next vote will be in 2020. Shareholders will have an opportunity to cast an advisory vote on the frequency of say-on-pay votes at least every six years. The next advisory vote on the frequency of the say-on-pay vote will occur no later than 2019.

Vote Required for Approval

Approval of Proposal #4 will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL #4.

PROPOSAL #5	RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended September 26, 2017 was Moss Adams, LLP (“Moss Adams”).  It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.  The Company has selected Moss Adams as the Company’s principal independent registered public accounting firm for the fiscal year ending September 25, 2018.  Shareholder ratification of the appointment is not required under the laws of the State of Nevada, but the Board has decided to ascertain the position of the shareholders on the appointment.  The Company will reconsider the appointment if it is not ratified.  Even if the appointment is ratified, the Company may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Company feels that such a change would be in the Company’s and its shareholders’ best interests.

Vote Required

Proposal #5 will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast opposing such proposal.  Broker non-votes and abstentions will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL #5.

CORPORATE GOVERNANCE

Director Independence

The Company’s Common Stock is listed on the NASDAQ Capital Market under the trading symbol “GTIM”.  NASDAQ listing rules require that a majority of the Company’s directors be “independent directors” as defined under NASDAQ Rule 5605(a)(2).

The Board has determined that of the current directors and director nominees, Messrs. Bailey, Jobson, Maceda, Reinhard, Stetson and Teran are independent under the NASDAQ listing standards, while Messrs. Heller and Hoback are not independent under such standards.  The Board has also determined that each of the three current members of the Audit Committee are “independent” for purposes of the NASDAQ listing standards and Rule 10A-3 under the Exchange Act.  In addition, the Board has determined that each of the three current members of the Compensation Committee are “independent,” as defined by the NASDAQ listing standards and Rule 10C-1 under the Exchange Act.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination from time to time based on the position and direction of the Company and the membership of the Board.  However, the Board has determined that separating these roles is in the best interests of the Company’s shareholders at this time.  The Board believes that this structure permits the Chief Executive Officer to focus on the management of the Company’s day-to-day operations.  Pursuant to the Settlement Agreement, if continued to be elected as a director, Mr. Bailey will continue to act as Chairman of the Board until the earlier of (i) the annual shareholders meeting for the 2019 fiscal year, or (ii) his resignation as Chairman or his removal by a vote of not less than two-thirds of the members of the Board.

Risk Oversight

Material risks are identified and prioritized by the Company’s management and reported to the Board for oversight.  The Board administers the Board’s risk oversight function.  The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each.  In addition, the Board continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

Code of Ethics

The Company has adopted a Code of Business Conduct which applies to all directors, officers, employees, and franchisees of the Company.  The Code of Business Conduct was filed as an exhibit to the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003.  The Code of Business Conduct is also available on the Company’s website at www.goodtimesburgers.com.

Board Committees

The standing committees of the Board are the Audit Committee, which is currently comprised of Mr. Teran (Chairman), and Messrs. Reinhard and Bailey; and the Compensation Committee, which is currently comprised of Messrs. Reinhard (Chairman), Bailey and Teran.  As discussed under the heading “Nominee Selection Process” below, there is no standing nominating committee of the Board and instead the Board, as a whole, acts as the nominating committee for the selection of nominees for election as directors.  Under the terms of the Settlement Agreement, subsequent to, and contingent upon, Shareholder election of the Company’s director nominees, it is expected that the Audit Committee will be comprised of Messrs. Maceda (Chairman), Jobson and Stetson; and the Compensation Committee will be comprised of Messrs. Bailey (Chairman), Jobson and Stetson.

Audit Committee

The Audit Committee currently consists of Messrs. Teran (Chairman), Reinhard and Bailey.  Under the terms of the Settlement Agreement, subsequent to, and contingent upon, Shareholder election of the Company’s director nominees, it is expected that the Audit Committee will be comprised of Messrs. Jobson, Maceda, and Stetson, and that Mr. Maceda will serve as the Committee’s Chairman.  The Board has determined that all of the current and anticipated members of the Audit Committee are “independent,” as defined by the NASDAQ listing standards and by applicable SEC rules.  In addition, the Board has determined that both Messrs. Teran and Maceda qualify as audit committee financial experts, as that term is defined by the SEC rules, by virtue of having the following attributes through relevant experience: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves; (iii) experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The function of the Audit Committee relates to oversight of the auditors, the auditing, accounting, and financial reporting processes, and the review of the Company’s financial reports and information.  In addition, the functions of this Committee have included, among other things, recommending to the Board the engagement or discharge of independent auditors, discussing with the auditors their review of the Company’s quarterly results and the results of their audit, and reviewing the Company’s internal accounting controls.  The Audit Committee operates pursuant to a written Charter adopted by the Board.  A current copy of the Audit Committee Charter is available on our website at www.goodtimesburgers.com.  The Audit Committee held four meetings during the fiscal year ended September 26, 2017.

Compensation Committee

The Compensation Committee currently consists of Messrs. Reinhard (Chairman), Bailey and Teran.  Under the terms of the Settlement Agreement, subsequent to, and contingent upon, Shareholder election of the Company’s director nominees, it is expected that the Compensation Committee will be comprised of Messrs. Bailey, Jobson and Stetson, with Mr. Bailey serving as the Committee’s Chairman. The Board has determined that all of the former and anticipated members of the Compensation Committee are “independent,” as defined by the NASDAQ listing standards.  The function of the Compensation Committee is to consider and determine all matters relating to the compensation of the President and Chief Executive Officer and other executive officers, including matters relating to the employment agreements.  The Compensation Committee held two meetings during the fiscal year ended September 26, 2017.

The responsibility of the Compensation Committee is to review and approve the compensation and other terms of employment of our Chief Executive Officer and our other executive officers, including all of the executive officers named in the Summary Compensation Table in this Proxy Statement (the “Named Executive Officers”).  Among its other duties, the Compensation Committee oversees all significant aspects of the Company’s compensation plans and benefit programs.  The Compensation Committee annually reviews and approves corporate goals and objectives for the Chief Executive Officer’s compensation and evaluates the Chief Executive Officer’s performance in light of those goals and objectives.  The Compensation Committee also recommends to the Board the compensation and benefits for members of the Board.  The Compensation Committee has also been appointed by the Board to administer our 2008 Omnibus Equity Incentive Compensation Plan and will be appointed by the Board to administer our 2018 Omnibus Equity Incentive Compensation Plan.  The Compensation Committee does not delegate any of its authority to other persons.

In carrying out its duties, the Compensation Committee participates in the design and implementation and ultimately reviews and approves specific compensation programs.  The Compensation Committee reviews and determines the base salaries for the Named Executive Officers, and also approves awards to the Named Executive Officers under the Company’s equity compensation plans.

In determining the amount and form of compensation for Named Executive Officers other than the Chief Executive Officer, the Compensation Committee obtains input from the Chief Executive Officer regarding the duties, responsibilities, and performance of the other executive officers and the results of performance reviews.  The Chief Executive Officer also recommends to the Compensation Committee the base salary levels for all Named Executive Officers and the award levels for all Named Executive Officers under the Company’s equity compensation programs.  No Named Executive Officer attends any executive session of the Compensation Committee or is present during final deliberations or determinations of such Named Executive Officer’s compensation.  The Chief Executive Officer also provides input with respect to the amount and form of compensation for the members of the Board.

The Compensation Committee has the authority to directly engage, at the Company’s expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of executive and director compensation.

The Compensation Committee operates pursuant to a written Charter adopted by the Board.  A current copy of the Compensation Committee Charter is available on our website at www.goodtimesburgers.com.

Communication with Directors

The Board welcomes questions or comments about us and our operations.  Those interested may contact the Board as a whole or any one or more specified individual directors by sending a letter to the intended recipients’ attention in care of Good Times Restaurants Inc., Attention: Corporate Secretary, 141 Union Boulevard, #400, Lakewood, CO 80228.  All such communications other than commercial advertisements will be forwarded to the appropriate director or directors for review.

Director Attendance at Meetings

There were seven meetings of the Board held during the fiscal year ended September 26, 2017. No member of the Board attended fewer than 75% of the Board meetings and applicable committee meetings for the fiscal year ended September 26, 2017.

The Company does not have a formal policy on director attendance at the annual meeting.  All current directors of the Company attended the annual meeting of shareholders for the fiscal year ended September 27, 2016, which was held on February 8, 2017.

Nominee Selection Process

Our Board, as a whole, acts as the nominating committee for the selection of nominees for election as directors.  We do not have a separate standing nominating committee since we require that our director nominees be approved as nominees by a majority of our independent directors.  The Board will consider suggestions by shareholders for possible future nominees for election as directors at the next annual meeting when the suggestion is delivered in writing to the corporate secretary of the Company by August 30 of the year immediately preceding the annual meeting.

Pursuant to the Settlement Agreement, the Board accepted Messrs. Jobson, Stetson, and their affiliates’ nominees for appointment as directors of the Company; three of the Company’s nominees to the Board (Messrs. Jobson, Maceda and Stetson) have been recommended by Messrs. Jobson, Stetson, and their affiliates.

Mr. Bailey was originally elected to our Board pursuant to contractual board representation rights granted to The Bailey Company in connection with its investment in shares of our Series A Convertible Preferred Stock in 1996.  Mr. Bailey has continued to serve on our Board pursuant to contractual board representation rights held by the Bailey Group in connection with our Series B Convertible Preferred Stock financing in February 2005 and the subsequent modification of those contractual rights in connection with the closing of our initial investment transaction with Small Island Investments Limited in December 2010, whereby the Bailey Group is entitled to designate one individual for election to our Board.

The Board selects each nominee, subject to recommendation by related parties, contractual representation or designation rights held by certain shareholders, based on the nominee’s skills, achievements, and experience, with the objective that the Board as a whole should have broad and relevant experience in high policymaking levels in business and a commitment to representing the long-term interests of the shareholders.  The Board believes that each nominee should have experience in positions of responsibility and leadership, an understanding of our business environment, and a reputation for integrity.

The Board evaluates each potential nominee individually and in the context of the Board as a whole.  The objective is to recommend a group that will effectively contribute to our long-term success and represent shareholder interests.  In determining whether to recommend a director for re-election, the Board also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

When seeking candidates for director, the Board solicits suggestions from incumbent directors, management, shareholders, and others.  The Board does not have a charter for the nominating process.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s business.

Directors’ Compensation

Each non-employee director receives $15,000 annually, payable $3,750 quarterly for four regularly scheduled Board meetings and an additional $1,500 for additional in-person meetings.  The Chairman of the Board receives an additional $500 for each meeting.

Members of the Audit Committee each receive $1,000 annually, payable $250 quarterly for four meetings.  The Chairman of the Audit Committee receives an additional $500 annually, payable $125 quarterly.

Members of the Compensation Committee each receive $1,000 annually, payable $250 quarterly. The following table sets forth compensation information for the fiscal year ended September 26, 2017 with respect to directors:

Director Compensation Table for Fiscal Year Ended September 26, 2017

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($) (1)	Option Awards ($) (1)		Total $
Geoffrey R. Bailey	20,500	9,480	17,357		47,337
Gary J. Heller	15,000	6,977	17,357	(6)	39,334
Eric W. Reinhard	19,500	9,480	17,357	(6)	46,337
Alan A. Teran	17,000	6,977	17,357	(6)	41,334
Robert J. Stetson (2)	18,750	9,480	17,357		45,587
Steve Johnson (3)	8,250	272	6,691		15,213
Charles Jobson (4)	-	-	-		-
Boyd E. Hoback (5)	-	-	-		-

(1)
In the value of equity awards shown in these columns includes all amounts expensed in the Company’s financial statements in fiscal years 2017 for equity awards in accordance with the guidance of FASB ASC 718-10-30, Compensation – Stock Compensation, excluding any estimate for forfeitures.  The Company’s accounting treatment for, and assumptions made in the valuations of, equity awards is set forth in Note 7 of the notes to the Company’s 2017 consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 26, 2017.  There were no option awards re-priced in 2017.

(2)	Mr. Stetson resigned from the Board on January 10, 2018. His unvested restricted stock units expired immediately and his options expired thirty days thereafter.
(3)	Mr. Johnson resigned from the Board on April 12, 2017. His options expired thirty days thereafter.
(4)	Mr. Jobson joined the Board on April 12, 2017 and resigned from the Board on January 10, 2018. Mr. Jobson did not receive compensation for his service as a director during fiscal 2017.
(5)	Mr. Hoback is an employee director and does not receive additional fees for service as a member of the Board.
(6)	Pursuant to the Settlement Agreement, the period for Messrs. Heller, Reinhard and Teran to exercise their non-qualified stock options will be extended three years following the Annual Meeting.

As of September 26, 2017, the following directors held stock equity compensation awards to purchase the following number of shares of our Common Stock: Mr. Bailey 25,507; Mr. Heller 10,841; Mr. Reinhard 11,508; Mr. Teran 19,841; Mr. Stetson 10,841 and Mr. Hoback 242,384.

As of September 26, 2017, the following directors held restricted stock units as follows:  Mr. Bailey 6,482 shares; Mr. Heller 6,482 shares; Mr. Reinhard 6,482 shares; Mr. Teran 6,482 shares; Mr. Stetson 6,482 shares and Mr. Hoback 27,702 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, directors, executive officers and persons who own more than ten percent of our Common Stock must disclose their initial beneficial ownership of the Common Stock and any changes in that ownership in reports which must be filed with the SEC and the Company. The SEC has designated specific deadlines for these reports and the Company must identify in this proxy statement those persons who did not file these reports when due.

Based solely on a review of the reports filed with the Company and written representations received from reporting persons the Company believes that during the fiscal year ended September 26, 2017 all Section 16(a) filing requirements for its officers, directors, and more than ten percent shareholders were complied with on a timely basis except reports relating to the following directors:

Eric W. Reinhard filed a late Form 4 on June 22, 2017, reporting three transactions.

Robert J. Stetson filed four late Form 4s: (1) one filed on November 17, 2016, reporting two transactions, (2) one filed on August 31, 2017, reporting one transaction, (3) one filed on October 18, 2017, reporting one transaction, and (4) one filed on February 8, 2018, reporting one transaction.

James K. Zielke filed a late Form 4 on May 9, 2017, reporting two transactions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

Since the beginning of fiscal 2017, the Company did not have any transactions to which it has been a participant that involved amounts that exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or any other “related person” as defined in Item 404(a) of Regulation S-K had or will have a direct or indirect material interest.

Other

None.

AUDIT COMMITTEE REPORT

Management is responsible for the internal controls and financial reporting process for the Company.  The independent accountants for the Company are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee met with management and the independent accountants to review and discuss the Company’s financial statements for the fiscal year ended September 26, 2017.  Management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants.

The Audit Committee has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.  The Audit Committee has also received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and the Audit Committee discussed with the independent accountants that firm’s independence.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Good Times Restaurants Inc. Annual Report for filing with the SEC.

Audit Committee

Robert J. Stetson, Chairman
Eric W. Reinhard
Alan A. Teran

INDEPENDENT AUDITOR INFORMATION

Audit Fees

The aggregate fees billed for professional services rendered by Hein & Associates (“Hein”) for its audit of the Company’s annual financial statements and its review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, were $95,675 for the fiscal year ended September 26, 2017 compared to $126,525 in fees for the fiscal year ended September 27, 2016. The aggregate fees billed for professional services rendered by Moss Adams for its audit of the Company’s annual financial statements were $39,250 for the fiscal year ended September 26, 2017 compared to $0 in fees for the fiscal year ended September 27, 2016.

Audit-Related Fees

The aggregate fees billed to the Company for all other audit related fees for services rendered by Hein for the fiscal year ended September 26, 2017 were $12,600 compared to $12,600 in fees for the fiscal year ended September 27, 2016.  These fees are primarily related to audit services provided in connection with other regulatory or statutory filings and a 401(k) Plan audit.

Tax Fees

The aggregate fees billed by Hein for the preparation and review of the Company’s tax returns for the fiscal year ended September 26, 2017 were $30,300 compared to $41,535 in fees for the fiscal year ended September 27, 2016.

All Other Fees

Other than the fees described above, there were no aggregate fees billed by Hein or Moss Adams for the fiscal years ended September 26, 2017 and September 27, 2016.

Policy on Pre-Approval Policies of Auditor Services

Under the provisions of the Audit Committee Charter, all audit services and all permitted non-audit services (unless subject to a de minimis exception allowed by law) provided by our independent auditors, as well as fees and other compensation to be paid to them, must be approved in advance by our Audit Committee.  All audit and other services provided by Hein and Moss Adams during the fiscal years ended September 26, 2017 and September 27, 2016, and the related fees as discussed above, were approved in advance in accordance with SEC rules and the provisions of the Audit Committee Charter.  There were no other services or products provided by Hein or Moss Adams to us or related fees during the fiscal years ended September 26, 2017 and September 27, 2016 except as discussed above.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

We maintain the 2008 Omnibus Equity Incentive Compensation Plan and have outstanding stock options and restricted stock units issued under this Plan.  Pursuant to stockholder approval in February 2016 the total number of shares available for issuance under the 2008 plan was increased to 1,500,000. For additional information, see Note 7, Stockholders’ Equity, in the Notes to the Consolidated Financial Statements included in our Form 10-K filed with the SEC on December 22, 2017. The following table gives information about equity awards under our plans as of September 26, 2017:

Equity Compensation Plan Information:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants & rights (1)	Weighted-average exercise price of outstanding options, warrants & rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	796,691	$4.25	225,195
(1)
In addition to shares underlying outstanding options, the amount in column (a) includes 115,039 shares of common stock subject to restricted stock units (with an exercise price of $0) that entitle each holder to one share of common stock for each unit that vests over the holder’s period of continued service or based upon the achievement of certain performance criteria.

(2)	Excludes restricted stock units which are issued with an exercise price of $0.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of the Company’s Common Stock as of March 26, 2018 by each person known by the Company to be the beneficial owner of more than five percent of the shares of the Company’s Common Stock, each director and each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group.  The address for the directors and officers is 141 Union Boulevard, #400, Lakewood, CO 80228.
HOLDER:	Number of shares beneficially owned**		Percent of class (1)
Principal Shareholders:
Affiliates of Delta Advisors, LLC 265 Franklin Street, Ste. 903, Boston, MA 02110	1,369,640	(2)	10.98%
Manatuk Hill Partners, LLC 1465 Post Road, East, Westport, CT 06880	1,041,400	(3)	8.35%
Directors and Officers:
Geoffrey R. Bailey, Director	31,545	(4)	*
Gary J. Heller, Director	14,998	(5)	*
Eric W. Reinhard, Director	127,981	(6)	1.03%
Alan A. Teran, Director	75,766	(7)	*
Boyd E. Hoback, Director/President and Chief Executive Officer	301,909	(8)	2.38%
Ryan M. Zink, Chief Financial Officer	25,000		*
Scott G. LeFever, VP of Operations	99,009	(9)	*
Susan M. Knutson, Controller	61,526	(10)	*
Charles Jobson, Former Director	2,248,757	(11)	18.04%
Robert J. Stetson, Former Director	616,711	(12)	4.95%
James K. Zielke, Former Chief Financial Officer	98,346	(13)	*
All current directors and executive officers as a group (8 persons)	737,734		5.74%

(1)	Based on 12,468,326 shares of Common Stock outstanding as of March 26, 2018.
(2)	Represents shares directly held by Prism Partners, L.P. and Delta Growth Master Fund L.P. Delta Advisors, LLC is the general partner of Prism Partners, L.P. and Delta Growth Master Fund L.P.
(3)
The information as to Manatuk Hill Partners, LLC and entities controlled directly or indirectly by Manatuk Hill Partners, LLC is derived in part from Schedule 13G/A, as filed with the SEC on February 14, 2017.

(4)	Includes 23,580 shares underlying presently exercisable stock options.
(5)	Includes 9,581 shares underlying presently exercisable stock options.
(6)	Includes 9,581 shares underlying presently exercisable stock options.
(7)	Includes 18,581 shares underlying presently exercisable stock options and 8,000 shares held in the entity Termar Enterprises, Inc. (“Termar”). Mr. Teran is the President of Termar.
(8)	Includes 208,937 shares underlying presently exercisable stock options.
(9)	Includes 67,337 shares underlying presently exercisable stock options.
(10)	Includes 45,479 shares underlying presently exercisable stock options.
(11)
The information as to Charles Jobson and affiliates is derived from the Schedule 13D/A as filed with the SEC on March 14, 2018.  Represents 1,363,440 shares held by Prism Partners, L.P., 6,200 shares held by Delta Growth Master Fund L.P., and 208,333 shares held by the Jobson Family Foundation. Delta Advisors, LLC is the general partner of Prism Partners, L.P. and Delta Growth Master Fund L.P. Delta Partners GP, LLC is the general partner of Delta Partners, LP. Charles Jobson is the managing member of Delta Advisors, LLC and Delta Partners GP, LLC. Charles Jobson is the trustee of the Jobson Family Foundation.

(12)
The information as to Robert J. Stetson and affiliates is derived from the Schedule 13D/A as filed with the SEC on March 14, 2018 and Form 4 as filed with the SEC on February 21, 2018, adjusted to reflect the forfeiture of 9,581 stock options reported therein which were forfeited on February 9, 2018.  Includes 440,000 shares of Common Stock held beneficially by REIT Redux, LP.  Mr. Stetson is the President of REIT Redux GP, LLC, which is the general partner of REIT Redux, LP.  Also includes 24,000 shares held in Leanlien, LLC., a trust in which Mr. Stetson beneficially owns 61% and his children beneficially own 39%.  Also includes 103,894 shares of Common Stock held directly by Mr. Stetson.  Also includes 48,817 shares of Common Stock held beneficially by SLKW Investments LLC.  SLKW Investments LLC is an investment entity of which Mr. Stetson is the managing member.

(13)
Mr. Zielke resigned his position as Chief Financial Officer, effective as of August 31, 2017.  The information for Mr. Zielke is based on information available to the Company as of his termination date and may not reflect current beneficial ownership as of March 26, 2018.

*	Less than one percent.
**
Under SEC rules, beneficial ownership includes shares over which the individual or entity has voting or investment power and any shares which the individual or entity has the right to acquire within sixty days.

 EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company are as follows:

Name	Age	Position	With Company Since:
Boyd E. Hoback	63	President & CEO	September 1987
Ryan M. Zink	39	Chief Financial Officer	July 2017
Susan M. Knutson	59	Controller	September 1987
Scott G. LeFever	59	VP of Operations	September 1987

Boyd E. Hoback.  See the description of Mr. Hoback’s business experience in Proposal 1.

Ryan M. Zink has been Chief Financial Officer since July 2017.  He was the Corporate Finance Director and Reporting Leader for INVISTA, a wholly-owned subsidiary of Koch Industries, Inc. from March 2017 to July 2017.  From March 2014 to March 2017, Ryan was Operations Controller for INVISTA.  From January 2000 to March 2014, he served in various capacities with F&H Acquisition Corp., parent of the Fox and Hound, and Champps restaurant brands, including Senior Vice President of Finance, and more recently as Chief Operating Officer for its Champps concept. Prior to his service with F&H, Ryan worked for KPMG, LLP.  In December 2013, F&H Acquisition Corp. filed a petition seeking relief under Chapter 11 of the United States Bankruptcy Code.

Susan M. Knutson has been Controller since 1993 with direct responsibility for overseeing the accounting department, maintaining cash controls, producing budgets, financials, and quarterly and annual reports required to be filed with the SEC and preparing all information for the annual audit.

Scott G. LeFever has been Vice President of Operations since August 1995, and has been involved in all phases of operations with direct responsibility for restaurant service performance, personnel, and cost controls.

Executive officers do not have fixed terms and serve at the discretion of the Board.  There are no family relationships among the executive officers, directors or director nominees.

Executive Compensation

The following table sets forth compensation information for the fiscal years ended September 26, 2017 and September 27, 2016 with respect to the Named Executive Officers:

Summary Compensation Table for the Fiscal Years Ended September 26, 2017 and September 27, 2016:

Name and Principal Position	Year	Salary		Bonus (2)	Stock Awards (3)	Option Awards (3)	All Other Comp. (4), (5)	Total
Boyd E. Hoback, President and CEO	2017	$231,000		$63,885	$67,481	$61,586	$24,740	$448,692
	2016	218,590		58,652	51,109	53,430	26,345	408,126
Ryan M. Zink, Chief Financial Officer	2017	32,308	(1)	-	-	-	18,650	50,958
	2016	-		-	-	-	-	-
Scott G. LeFever, Vice President of Operations	2017	157,500		30,096	28,756	27,720	18,956	263,028
	2016	149,038		26,400	24,892	22,769	19,871	242,970
Susan M. Knutson, Controller	2017	121,275		16,770	17,714	19,502	11,802	187,063
	2016	114,760		18,572	21,903	13,358	12,366	180,959
James K. Zielke, Former Chief Financial Officer	2017	174,845	(6)	-	40,259	38,808	16,678	270,590
	2016	185,042		36,960	14,521	31,875	13,800	282,198

(1)	Mr. Zink began employment with the Company on July 31, 2017.
(2)	The amounts indicated for Bonuses represent the amounts earned in the fiscal year.
(3)
The value of equity awards shown in these columns represents the grant date fair value calculated in accordance with the guidance of FASB ASC 718-10-30, Compensation – Stock Compensation.  The Company’s accounting treatment for, and assumptions made in the valuations of, equity awards is set forth in Note 7 of the notes to the Company’s 2017 consolidated financial statements included in the Annual Report.  There were no option awards re-priced in 2017.

(4)	The amounts indicated for Mr. Hoback, Mr. LeFever, Mr. Zielke and Ms. Knutson include an automobile allowance, long-term disability and the Company’s matching contribution to the 401(k) Plan.
(5)	The amount indicated for Mr. Zink includes an automobile allowance and relocation expenses.
(6)	Mr. Zielke terminated employment with the Company on August 31, 2017 and his stock options expired thirty days thereafter.

There were no SARs granted during the fiscal years ended September 26, 2017 or September 27, 2016, nor has there been any nonqualified deferred compensation paid to any Named Executive Officers during the fiscal years ended September 26, 2017 or September 27, 2016.  The Company does not have any plans that provide for specified retirement payments and benefits at, following or in connection with retirement.

The following table sets forth information as of September 26, 2017 on all unexercised options previously awarded to the Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Option Awards						Stock Awards
	# of Securities Underlying Unexercised Options			Option Exercise	Option Expiration	# of Shares or Units of Stock That Have Not		Market Value of Shares or Units of Stock That Have Not
Name	Exercisable(#)	Unexercisable(#)		Price $	Date	Vested (#)		Vested (#)
Boyd E. Hoback	9,501	-		$4.41	11/14/18	8,151	(2)	$23,231	(2)
	4,551	_		$3.45	11/06/19	19,551	(3)	$55,720	(3)
	10,647	_		$1.56	12/13/20
	5,000	_		$1.31	12/14/21
	45,696	_		$2.31	01/02/23
	44,000	_		$2.48	11/21/23
	51,348	25,674		$7.79	03/13/25
	3,327	13,308	(1)	$5.29	11/23/25
	-	29,333	(4)	$3.15	11/16/26
Scott G. LeFever	5,669	-		$4.41	11/14/18	3,970	(2)	$11,315	(2)
	1,449	_		$3.45	11/06/19	8,900	(3)	$25,080	(3)
	7,985	_		$1.56	12/13/20
	22,346	_		$2.31	01/02/23
	13,000	_		$2.48	11/21/23
	7,702	3,851		$7.79	03/13/25
	1,418	5,671	(1)	$5.29	11/23/25
	-	12,500	(4)	$3.15	11/16/26
Susan M. Knutson	2,033	-		$4.41	11/14/18	3,493	(2)	$9,956	(2)
	1,267	_		$3.45	11/06/19	6,191	(3)	$17,644	(3)
	5,323	_		$1.56	12/13/20
	18,132	_		$2.31	01/02/23
	10,000	_		$2.48	11/21/23
	3,680	1,840		$7.79	03/13/25
	832	3,327	(1)	$5.29	11/23/25
	-	7,700	(4)	$3.15	11/16/26
James K. Zielke		None
Ryan M. Zink		None

(1)
The options were granted on November 23, 2015. Assuming continued employment with the Company, the shares under the stock award vest ratably over a five-year period and become fully vested on November 23, 2020.

(2)
The stock awards were issued on November 23, 2015. Assuming continued employment with the Company, the shares under the stock awards vest ratably over a three-year period and become fully vested on November 23, 2018.

(3)
The stock awards were issued on November 16, 2016. Assuming continued employment with the Company, the shares under the stock awards vest ratably over a three-year period and become fully vested on November 16, 2019.

(4)
The options were granted on November 16, 2016. Assuming continued employment with the Company, the shares under the stock award vest ratably over a five-year period and become fully vested on November 16, 2021.

Employment Agreements

Boyd E. Hoback: Pursuant to Mr. Hoback’s employment agreement dated September 27, 2016 (the “Hoback Employment Agreement”), Mr. Hoback will receive a minimum annual base salary of $225,000, which base salary may be increased, but not decreased, if the Board determines that such increase is appropriate based upon performance reviews of Mr. Hoback.  Mr. Hoback will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the Board in its sole discretion.  In addition, Mr. Hoback will receive an annual discretionary allowance of $15,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

In the event that Mr. Hoback’s employment is terminated (i) without cause by the Company, (ii) by Mr. Hoback for Good Reason, (iii) by Mr. Hoback following a willful and material breach of the Hoback Employment Agreement by the Company or (iv) by the death or disability of Mr. Hoback, Mr. Hoback shall be entitled to an amount equal to the sum of (A) one and one-half times Mr. Hoback’s Base Compensation for the fiscal year of the termination, (B) one times the average of Mr. Hoback’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, (C) $15,000, and (D) a lump sum amount equal to the monthly COBRA premium payable for the health insurance coverage of Mr. Hoback at the time of his termination multiplied by 18.  If, within one year after the Company experiences a change in control, Mr. Hoback’s employment is terminated (i) without cause by the Company, (ii) by Mr. Hoback for Good Reason, or (iii) as a result of a material breach of the Hoback Employment Agreement by the Company, Mr. Hoback shall be entitled to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of Mr. Hoback for the five fiscal years of the Company prior to such termination.  Capitalized terms used in this paragraph but not defined in this paragraph have the respective meanings ascribed to them in the Hoback Employment Agreement.

The Hoback Employment Agreement provides for an initial term of three years from the Effective Date, and unless earlier terminated, the Hoback Employment Agreement will automatically extend for additional periods of one year.

Ryan M. Zink: Pursuant to Mr. Zink’s employment agreement dated July 18, 2017 (the “Zink Employment Agreement”), Mr. Zink will receive a minimum base salary of $200,000, which base salary may be increased, but not decreased, if the Board determines that such increase is appropriate based upon performance review of Mr. Zink.  Mr. Zink will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the  Board in its sole discretion.  In addition, Mr. Zink will receive an annual discretionary allowance of $15,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

In the event that Mr. Zink’s employment is terminated (i) without cause by the Company, (ii) by Mr. Zink for Good Reason, (iii) by Mr. Zink following a willful and material breach of the Zink Employment Agreement by the Company or (iv) by the death or disability of Mr. Zink, Mr. Zink shall be entitled to an amount equal to the sum of (A) one half times Mr. Zink’s Base Compensation for the fiscal year of the termination, (B) one half times the average of Mr. Zink’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, (C) $7,500, and (D) a lump sum amount equal to the monthly COBRA premium payable for the health insurance coverage of Mr. Zink at the time of his termination multiplied by 6.  If, within one year after the Company experiences a change in control, Mr. Zink’s employment is terminated (i) without cause by the Company, (ii) by Mr. Zink for Good Reason, or (iii) as a result of a material breach of the Zink Employment Agreement by the Company, Mr. Zink shall be entitled to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of Mr. Zink for the five fiscal years of the Company prior to such termination.  Capitalized terms used in this paragraph but not defined in this paragraph have the respective meanings ascribed to them in the Zink Employment Agreement.

The Zink Employment Agreement provides for an initial term of three years from the Effective Date, and unless earlier terminated, the Zink Employment Agreement will automatically extend for additional periods of one year.

Scott G. LeFever: Pursuant to Mr. LeFever’s employment agreement dated September 27, 2016 (the “LeFever Employment Agreement”), Mr. LeFever will receive a minimum base salary of $150,000, which base salary may be increased, but not decreased, if the Board determines that such increase is appropriate based upon performance reviews of Mr. LeFever.  Mr. LeFever will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the Board in its sole discretion.  In addition, Mr. LeFever will receive an annual discretionary allowance of $12,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

In the event that Mr. LeFever’s employment is terminated (i) without cause by the Company, (ii) by Mr. LeFever for Good Reason, (iii) by Mr. LeFever following a willful and material breach of the LeFever Employment Agreement by the Company or (iv) by the death or disability of Mr. LeFever, Mr. LeFever shall be entitled to an amount equal to the sum of (A) one times Mr. LeFever’s Base Compensation for the fiscal year of the termination, (B) one times the average of Mr. LeFever’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, (C) $12,000, and (D) a lump sum amount equal to the monthly COBRA premium payable for the health insurance coverage of Mr. LeFever at the time of his termination multiplied by 12.  If, within one year after the Company experiences a change in control, Mr. LeFever’s employment is terminated (i) without cause by the Company, (ii) by Mr. LeFever for Good Reason, or (iii) as a result of a material breach of the LeFever Employment Agreement by the Company, Mr. LeFever shall be entitled to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of Mr. LeFever for the five fiscal years of the Company prior to such termination.  Capitalized terms used in this paragraph but not defined in this paragraph have the respective meanings ascribed to them in the LeFever Employment Agreement.

The LeFever Employment Agreement provides for an initial term of three years from the Effective Date, and unless earlier terminated, the LeFever Employment Agreement will automatically extend for additional periods of one year.

Susan M. Knutson: Pursuant to Ms. Knutson’s Employment Agreement dated September 27, 2016 (the “Knutson Employment Agreement”), Ms. Knutson will receive a minimum base salary of $118,000, which base salary may be increased, but not decreased, if the Board determines that such increase is appropriate based upon performance reviews of Ms. Knutson.  Ms. Knutson will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the Board in its sole discretion.  In addition, Ms. Knutson will receive an annual discretionary allowance of $6,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

In the event that Ms. Knutson’s employment is terminated (i) without cause by the Company, (ii) by Ms. Knutson for Good Reason, (iii) by Ms. Knutson following a willful and material breach of the Knutson Employment Agreement by the Company or (iv) by the death or disability of Ms. Knutson, Ms. Knutson shall be entitled to an amount equal to the sum of (A) one times Ms. Knutson’s Base Compensation for the fiscal year of the termination, (B) one times the average of Ms. Knutson’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, (C) $6,000, and (D) a lump sum amount equal to the monthly COBRA premium payable for the health insurance coverage of Ms. Knutson at the time of his termination multiplied by 12.  If, within one year after the Company experiences a change in control, Ms. Knutson’s employment is terminated (i) without cause by the Company, (ii) by Ms. Knutson for Good Reason, or (iii) as a result of a material breach of the Knutson Employment Agreement by the Company, Ms. Knutson shall be entitled to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of Ms. Knutson for the five fiscal years of the Company prior to such termination.  Capitalized terms used in this paragraph but not defined in this paragraph have the respective meanings ascribed to them in the Knutson Employment Agreement.

The Knutson Employment Agreement provides for an initial term of three years from the Effective Date, and unless earlier terminated, the Knutson Employment Agreement will automatically extend for additional periods of one year.

SHAREHOLDER NOMINATIONS AND OTHER PROPOSALS

For inclusion in the proxy statement and form of proxy relating to the 2019 Annual Meeting of Shareholders of the Company, a shareholder proposal intended for presentation at that meeting, submitted in accordance with the SEC’s Rule 14a-8, must be received by the Secretary at the Company’s corporate headquarters at 141 Union Boulevard, #400, Lakewood, CO 80228 on or before December 19, 2018. However, in the event that the Company holds its 2019 Annual Meeting of Shareholders more than 30 days before or 30 days after the one-year anniversary date of the 2018 Annual Meeting, the Company will disclose the new deadline by which shareholder proposals must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders.  If notice of a proposal for which a shareholder will conduct his or her own proxy solicitation is not received by the Company by March 4, 2019, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) of the Exchange Act, and the person named in proxies solicited by the Board may use his or her discretionary authority when the matter is raised at the meeting, without including any discussion of the matter in the proxy statement.

OTHER MATTERS

As of the date of this Proxy Statement, our Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.  If any other matter is properly brought before the Annual Meeting for action by the shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board or, in the absence of such recommendation, in accordance with the judgment of the proxy holder.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act.  The Company files reports, proxy statements, and other information with the SEC.  The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.  The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.  The Internet address for this site can be found at www.sec.gov.

A copy of the Company’s Annual Report can be found at the SEC’s internet site.  The Company has provided, without charge to each shareholder of record as of the record date, a copy of the Company’s Annual Report, as filed with the SEC.  Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibits.  Any such requests should be directed to the attention of our corporate secretary at the Company’s corporate offices located at 141 Union Boulevard, #400, Lakewood, Colorado 80228.

SHAREHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOUR VOTE IS IMPORTANT.

BY ORDER OF THE BOARD OF DIRECTORS.
Boyd E. Hoback
President and Chief Executive Officer

GOOD TIMES RESTAURANTS INC.
REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2018.

The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held on May 24, 2018 and the Proxy Statement, and appoints Boyd E. Hoback and Ryan M. Zink (either of them), the proxy of the undersigned, each with full power of substitution, to vote all shares of common stock of Good Times Restaurants Inc., a Nevada corporation (the “Company”), that the undersigned is entitled to vote, on his own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held on May 24, 2018, beginning at 8:30 a.m. local time, at the Company’s corporate office located at 141 Union Boulevard, Suite 400, Lakewood, CO 80228, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this proxy shall be voted in the manner set forth herein.

PROPOSAL #1    ELECTION OF DIRECTORS.
To elect five directors of the Company to serve for the next year. Vote Required for Approval Directors are elected by a plurality of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter. Broker non-votes and abstentions will not count as votes in favor of or against election of the directors and will have no effect on the vote total for the election of the directors.

Director Nominees:

Geoffrey R. Bailey	For ☐	Against ☐	Abstain ☐
Boyd E. Hoback	For ☐	Against ☐	Abstain ☐
Charles Jobson	For ☐	Against ☐	Abstain ☐
Jason S. Maceda	For ☐	Against ☐	Abstain ☐
Robert J. Stetson	For ☐	Against ☐	Abstain ☐

PROPOSAL #2    APPROVAL OF THE COMPANY’S 2018 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN.

For ☐	Against ☐	Abstain ☐

PROPOSAL #3    APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2008 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN TO PERMIT A ONE-TIME VALUE-FOR-VALUE OPTION EXCHANGE.

For ☐	Against ☐	Abstain ☐

PROPOSAL #4    ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

For ☐	Against ☐	Abstain ☐

PROPOSAL #5     RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTINGFIRM.

To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2018.

For ☐	Against ☐	Abstain ☐

This proxy also confers discretionary authority to the proxies to vote on any other matters that may properly be presented at the meeting.  As of the date of the accompanying Proxy Statement, the Company did not know of any other matters to be presented at the meeting.  If any other matters are properly presented at the meeting, this proxy will be voted in accordance with the recommendations of the Company’s Board of Directors.

Please sign exactly as your name appears below.  When joint tenants hold shares, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership or limited liability company, please sign in such name by an authorized person.

Please complete, date and sign this proxy card and return it promptly in the accompanying envelope.

Shares Owned:	Dated:

Signature of shareholder	Signature (if held jointly)
(Sign exactly as name appears on stock certificate)

ANNEX A

GOOD TIMES RESTAURANTS INC.
 2018 OMNIBUS EQUITY INCENTIVE PLAN

EFFECTIVE DATE: ________, 2018
APPROVED BY SHAREHOLDERS: ________, 2018
 TERMINATION DATE: ________, 2018

SECTION 1
ESTABLISHMENT, PURPOSE, EFFECTIVE DATE, EXPIRATION DATE

1.1          ESTABLISHMENT. Good Times Restaurants Inc., a Nevada corporation (the “Company”), hereby establishes the Good Times Restaurants Inc. 2018 Omnibus Equity Incentive Plan (the “Plan”). The Plan will supersede and replace the Good Times Restaurants Inc. 2008 Omnibus Equity Incentive Compensation Plan (the “2008 Plan”) and all other Predecessor Plans; provided, that, the 2008 Plan and all Predecessor Plans shall remain in effect until all awards granted under the 2008 Plan and such Predecessor Plans have been exercised, forfeited, cancelled, expired or otherwise terminated in accordance with the terms of such grants.

1.2          PURPOSE.  The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the Participants to those of the Company's shareholders and by providing Participants with an incentive for outstanding performance.  The Plan is further intended to provide flexibility to the Company in its ability to attract, motivate and retain the services of Participants upon whose judgment, interest and special effort the success of the Company is substantially dependent. To further these objectives, the Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Grants, Stock Units, Performance Shares and Performance Units.

1.3          EFFECTIVE DATE.  The Plan will become effective on the date it is approved by the shareholders at the Company’s 2018 Annual Meeting, which will be held on or around May 24, 2018 (the “Effective Date”).

1.4          EXPIRATION DATE. The Plan will expire on, and no Award may be granted under the Plan after, the tenth (10th) anniversary of the Effective Date (the “Expiration Date”).  Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

SECTION 2
GLOSSARY; CONSTRUCTION

2.1          GLOSSARY.  When a word or phrase appears in this Plan document with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be given the meaning ascribed to it in Section 1 or in the attached Glossary, which is incorporated into and is part of the Plan. All of these key terms are listed in the Glossary.  Whenever these key terms are used, they will be given the defined meaning unless a clearly different meaning is required by the context.

Annex A
1

2.2          CONSTRUCTION.  The masculine gender, where appearing in the Plan, shall include the feminine gender (and vice versa), and the singular shall include the plural, unless the context clearly indicates to the contrary.  If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect.

SECTION 3
ELIGIBILITY AND PARTICIPATION

3.1          GENERAL ELIGIBILITY.  Persons eligible to participate in this Plan include all employees, officers, Non-Employee Directors of, and Consultants to, the Company or any Affiliate. Awards may also be granted to prospective employees or Non-Employee Directors but no portion of any such Award will vest, become exercisable, be issued, or become effective prior to the date on which such individual begins to provide services to the Company or its Affiliates.

3.2          ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards will be granted and will determine the nature and amount of each Award.

SECTION 4
ADMINISTRATION

4.1          GENERAL.  The Plan shall be administered by the Committee or, with respect to individuals who are Non-Employee Directors, the Board. All references in the Plan to the “Committee” shall refer to the Committee or Board, as applicable.  The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations as it may deem necessary or advisable to administer the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan.  Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes of the Plan.

4.2          COMMITTEE RESPONSIBILITIES.  Subject to the provisions of the Plan, the Committee shall have the authority to: (a) designate the Participants who are entitled to receive Awards under the Plan; (b) determine the types of Awards and the times when Awards will be granted; (c) determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate; (d) determine the terms and conditions of any Award, including, but not limited to, the purchase price or exercise price or base value, the grant price, the period(s) during which such Awards shall be exercisable (whether in whole or in part); (e) establish any restrictions or limitations on the Award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Committee determines; (f) determine whether, to what extent, and in what circumstances an Award may be settled in, or the exercise price or purchase price of an Award may be paid in cash, Stock, or other Awards, or other property, or whether an Award may be cancelled, forfeited, exchanged or surrendered; (g) prescribe the form of each Award Agreement, which need not be the same for each Participant; (h) decide all other matters that must be determined in connection with an Award; (i) interpret the terms of, and determine any matter arising pursuant to, the Plan or any Award Agreement; (j) make all other decisions or determinations that may be required pursuant to the Plan or an Award Agreement as the Committee deems necessary or advisable to administer the Plan, including, without limitation, establishing, adopting or revising any rules and regulations as it deems necessary or advisable to administer the Plan; and (k) correct any defects and reconcile any inconsistencies in the Plan or any Award Agreement. The Committee shall also have the authority to modify existing Awards to the extent that such modification is within the power and authority of the Committee as set forth in the Plan.  The foregoing list of powers is not intended to be complete or exclusive and, to the extent not contrary to the express provisions of the Plan, the Committee shall have such powers, whether or not expressly set forth in this Plan, that it may determine necessary or appropriate to administer the Plan.

Annex A
2

4.3          DECISIONS FINAL.  The Committee’s interpretation of the Plan and any Award Agreement and all decisions and determinations by the Committee with respect to the Plan and the Award Agreements are final, binding and conclusive on all parties.  All authority of the Committee with respect to Awards issued pursuant to this Plan, including the authority to amend outstanding Awards, shall continue after the term of this Plan so long as any Award remains outstanding.  Any action authorized to be taken by the Committee pursuant to the Plan may be taken or not taken by the Committee as long as such action or decision not to act is not inconsistent with a provision of this Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

4.4          DELEGATION.  The Committee may, in its discretion, delegate in writing, the power and authority to grant Awards (other than to employees who are or may become, upon hiring, employees subject to Section 16 of the Exchange Act) to expedite the hiring process or to retain talented employees.  The Committee’s delegation may be revoked or modified at any time.  Any such delegation must be consistent with applicable law and the NASDAQ Rules (or rules of any other exchange upon which the Stock is then traded) and shall be subject to such restrictions or limitations as may be imposed by the Committee and must, at a minimum, specify the total number of shares of Stock subject to such Awards and the vesting schedule applicable to such Awards.

SECTION 5
SHARES AVAILABLE FOR GRANT

5.1          NUMBER OF SHARES.  Subject to adjustment as provided in Section 5.4, the aggregate number of shares of Stock reserved and available for grant pursuant to the Plan shall be 750,000.  The shares of Stock delivered pursuant to any Award may consist, in whole or in part, of authorized but unissued Stock, treasury Stock not reserved for any other purposes, or Stock purchased on the open market.

5.2          SHARE COUNTING.  The following rules shall apply solely for purposes of determining the number of shares of Stock available for grant under the Plan at any given time:

(a)          The number of shares of Stock available for grant under this Plan shall be reduced by one share of Stock for each share subject to Option and Stock Appreciation Rights Awards granted under the Plan.

Annex A
3

(b)          The number of shares of Stock available for grant under this Plan shall be reduced by two (2) shares of Stock for each share subject to Awards other than Option and Stock Appreciation Rights Awards granted under the Plan.

(c)          In the event any Award granted under the Plan is terminated, expired, forfeited, or cancelled for any reason, the number of shares of Stock subject to such Award, to the extent of any such termination, expiration, forfeiture, or cancellation, will again be available for grant under the Plan.

(d)          If shares of Stock are not delivered in connection with an Award because the Award is settled in cash rather than in Stock, no shares of Stock shall be counted against the limit set forth in Section 5.1.  If an Award may be settled in cash or Stock, the rules set forth in Section 5.2(a) or (b), as applicable, shall apply until the Award is settled, at which time, if the Award is settled in cash, the underlying shares of Stock will be added back to the shares available for grant pursuant to Section 5.1.

(e)          In the event that any shares of Stock are tendered or withheld to pay the exercise price of a stock-settled SAR or an Option (for example, through a broker-assisted “cashless” exercise of an Option), then in each such case the shares of Stock so tendered or withheld shall be added back to the shares available for grant pursuant to Section 5.1.

(f)          In the event that any shares of Stock are tendered or withheld to satisfy a tax withholding obligation arising in connection with an Award, then in each such case the shares of Stock so tendered or withheld shall be added back to the shares available for grant pursuant to Section 5.1.

(g)          If the provisions of this Section 5.2 are inconsistent with the requirements of any regulations issued pursuant to Section 422 of the Code, the provisions of such regulations shall control over the provisions of this Section 5.2, but only as this Section 5.2 relates to Incentive Stock Options.

(h)          The Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for determining the number of shares of Stock that are available for grant under Section 5.1.

5.3          AWARD LIMITS.  Notwithstanding any other provision in the Plan, and subject to adjustment as provided in Section 5.4:

(a)          The maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be the same numeric limit set forth in Section 5.1.

(b)          The maximum number of shares of Stock that may be granted to any one Participant during any one fiscal year with respect to one or more Awards shall be 100,000.

(c)          The sum of the total cash compensation earned and paid and the aggregate grant date fair value (calculated as of the Date of Grant in accordance with applicable accounting rules) of shares of Stock subject to Awards granted to any one Participant who is a Non-Employee Director during any one fiscal year shall not exceed $250,000. For the avoidance of doubt, if a Non-Employee Director serves the Company in more than one capacity during any one fiscal year, the total compensation limit described in this Section 5.3(c) shall only apply to the compensation paid for services performed as a Non-Employee Director.  To the extent any Non-Employee Director compensation is deferred, it shall be counted toward this total compensation limit for the year in which the compensation was first earned or granted.

Annex A
4

5.4          ADJUSTMENT IN CAPITALIZATION.  In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change or event in respect of the Stock, the Committee shall make a proportionate adjustment in: (a) the number and class of shares of Stock made available for grant pursuant to Section 5.1; (b) the number of shares of Stock set forth in Section 5.3 and any other similar numeric or share-based limit expressed in the Plan; (c) the number and class of and/or price of shares of Stock subject to then outstanding Awards; (d) the performance targets or other goals applicable to any outstanding Awards; or (e) any other terms of an Award that are affected by the event. Moreover, in the event of any such transaction, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any action taken pursuant to this Section 5.4 shall be taken in a manner consistent with the requirements of Section 409A of the Code and, in the case of Incentive Stock Options, in accordance with the requirements of Section 424(a) of the Code.

5.5          FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement.  Unless the Committee specifies otherwise in the Award Agreement, or pursuant to any policy adopted by the Committee, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated. In the event of adjustment as provided in Section 5.4 or the issuance of replacement awards as provided in Section 5.5, the total number of shares of Stock subject to any affected Award shall always be a whole number by rounding any fractional share to the nearest whole share.

SECTION 6
STOCK OPTIONS

6.1          OPTIONS. Subject to the terms and provisions of the Plan the Committee, at any time and from time to time, may grant Options to one or more Participants upon such terms and conditions and in such amounts, as shall be determined by the Committee. Options are also subject to the following additional terms and conditions:

(a)          Exercise Price.  No Option shall be granted at an exercise price that is less than the Fair Market Value of one share of Stock on the Date of Grant.

(b)          Exercise of Option.  Options shall be exercisable at such times and in such manner, and shall be subject to such restrictions or conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

Annex A
5

(c)          Term of Option.  Each Option shall expire at such time as determined by the Committee; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of the Date of Grant.

(d)          Payment.  The exercise price for any Option shall be paid in cash or shares of Stock held for longer than six (6) months (through actual tender or by attestation).  In the Award Agreement, the Committee also may prescribe other methods by which the exercise price of an Option may be paid and the form of payment including, without limitation, any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. The Committee, in consideration of applicable accounting standards and applicable law, may waive the six (6) month share holding period described in the first sentence of this paragraph (d) in the event payment of an Option is made through the tendering of shares.

(e)          Repricing of Options.  Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s shareholders, an Option may not be amended, modified or repriced to reduce the exercise price after the Date of Grant.  Except as otherwise provided in Section 5.4 with respect to an adjustment in capitalization, an Option also may not be surrendered in consideration of or exchanged for cash, other Awards or a new Option having an exercise price below the exercise price of the Option being surrendered or exchanged.

(f)          Nontransferability of Options.  No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all Options granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.  Notwithstanding the foregoing, the Committee may, in its discretion, permit the transfer of an Option to a Family Member, trust or partnership, or to a charitable organization, provided that no value or consideration is received by the Participant with respect to such transfer.

(g)          No Dividend Equivalents.  No dividend equivalents may be awarded in connection with any Option granted under the Plan.

6.2          INCENTIVE STOCK OPTIONS.  Incentive Stock Options shall be granted only to Participants who are employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 6.2:

(a)          Exercise Price.  Subject to Section 6.2(e), the exercise price per share of Stock granted pursuant to any Incentive Stock Option shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value of one share of Stock as of the Date of Grant.

(b)          Term of Incentive Stock Option.  In no event may any Incentive Stock Option be exercisable for more than ten (10) years from the Date of Grant.

(c)          Lapse of Option.  An Incentive Stock Option shall lapse in the following circumstances:

Annex A
6

(i)          The Incentive Stock Option shall lapse ten (10) years from the Date of Grant, unless an earlier time is set forth in the Award Agreement;

(ii)          The Incentive Stock Option shall lapse upon a termination of employment for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement; and

(iii)          If the Participant incurs a termination of employment on account of Disability or death before the Option lapses pursuant to paragraph (i) or (ii) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of: (a) the scheduled termination date of the Option; or (b) twelve (12) months after the date of the Participant’s termination of employment on account of death or Disability.  Upon the Participant’s death or Disability, any Incentive Stock Options exercisable at the Participant’s death or Disability may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament in the case of death, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(d)          Individual Dollar Limitation. The aggregate fair market value (determined as of the time an Award is made and in accordance with Section 422 of the Code) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any one calendar year may not exceed $100,000 or such other limitation as may then be imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(e)          Ten Percent Owners.  An Incentive Stock Option may be granted to any employee who, at the Date of Grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Date of Grant and the Option is exercisable for no more than five (5) years from the Date of Grant.

(f)          Right to Exercise.  Except as provided in Section 6.2(c)(iii), an Incentive Stock Option may be exercised only by the Participant during the Participant’s lifetime.

(g)          Limitation on Number of Shares Subject to Awards. In accordance with Section 5.3(a), but subject to adjustment as provided in Section 5.4, the maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be the same numeric limit set forth in Section 5.1.

(h)          Notice of Disqualifying Disposition. By accepting an Incentive Stock Option, each Participant agrees to notify the Company if the Participant disposes of any shares of Stock subject to the Option in a “disqualifying disposition” as described in Section 422 of the Code. Such notice must be provided within fifteen (15) days following the date of the disqualifying disposition and must include the date or dates of the disposition, the number of shares of Stock subject to the disposition, and the consideration received, if any, for the shares of Stock.

Annex A
7

SECTION 7
STOCK APPRECIATION RIGHTS

7.1          STOCK APPRECIATION RIGHTS.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to one or more Participants upon such terms and conditions and in such amounts, as shall be determined by the Committee. SARs are also subject to the following additional terms and conditions:

(a)          Base Value.  No SAR shall be granted at a base value that is less than the Fair Market Value of one share of Stock on the Date of Grant.

(b)          Exercise of SARs.  SARs shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall, in each instance approve, which need not be the same for all Participants.

(c)          Term of SARs.  Each SAR shall expire at such time as determined by the Committee; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary the Date of Grant.

(d)          Payment of SAR Amount.  Upon the exercise of a SAR, the Participant shall be entitled to receive an amount determined by multiplying: (i) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise, over the base value fixed by the Committee on the Date of Grant; by (ii) the number of shares with respect to which the SAR is exercised. Payment for SARs shall be made in the manner and at the time specified by the Committee in the Award Agreement. At the discretion of the Committee, the Award Agreement may provide for payment of SARs in cash, shares of Stock of equivalent value, or in a combination thereof.

(e)          Repricing of SARs.  Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s shareholders, a SAR may not be amended, modified or repriced to reduce the base value after the Date of Grant. Except as otherwise provided in Section 5.4 with respect to an adjustment in capitalization, a SAR also may not be surrendered in consideration of or exchanged for cash, other Awards or a new SAR having a base value below the base value of the SAR being surrendered or exchanged.

(f)          Nontransferability of SARs.  No SAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all SARs granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.  Notwithstanding the foregoing, the Committee may, in its discretion, permit the transfer of a SAR to a Family Member, trust or partnership, or to a charitable organization, provided that no value or consideration is received by the Participant with respect to such transfer.

(g)          No Dividend Equivalents.  No dividend equivalents may be awarded in connection with any SAR granted under the Plan.

Annex A
8

SECTION 8
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1          RESTRICTED STOCK.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. Restricted Stock Awards are also subject to the following additional terms and conditions:

(a)          Issuance and Restrictions.  Restricted Stock shall be subject to such conditions and/or restrictions as the Committee may impose (including, without limitation, limitations on transferability, the right to receive dividends, or the right to vote the Restricted Stock), which need not be the same for each grant or for each Participant.  These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as determined by the Committee.  Except as otherwise provided in the Award Agreement, Participants holding shares of Restricted Stock may not exercise voting rights with respect to the shares of Restricted Stock during the period of restriction.

(b)          Forfeiture.  Except as otherwise provided in the Award Agreement, upon a termination of employment (or termination of service) during the applicable period of restriction, Restricted Stock that is at that time subject to restrictions shall be forfeited.

(c)          Evidence of Ownership for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine, which may include an appropriate book entry credit on the books of the Company or a duly authorized transfer agent of the Company.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

8.2          RESTRICTED STOCK UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. Restricted Stock Unit Awards are also subject to the following additional terms and conditions:

(a)          Issuance and Restrictions.  Restricted Stock Unit Awards grant a Participant the right to receive a specified number of shares of Stock, or a cash payment equal to the fair market value (determined as of a specified date) of a specified number of shares of Stock, subject to such conditions and/or restrictions as the Committee may impose, which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as determined by the Committee.

Annex A
9

(b)          Forfeiture.  Except as otherwise provided in the Award Agreement, upon a termination of employment (or termination of service) during the applicable period of restriction, Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

(c)          Form and Timing of Payment.  Payment for vested Restricted Stock Units shall be made in the manner and at the time designated by the Committee in the Award Agreement.  In the Award Agreement, the Committee may provide that payment will be made in cash or Stock, or in a combination thereof.

SECTION 9
STOCK GRANT AND STOCK UNITS

9.1          STOCK GRANTS.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Awards to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. A Stock Grant Award grants the Participant the right to receive (or purchase at such price as determined by the Committee) a designated number of shares of Stock free of any vesting restrictions.  The purchase price, if any, for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee.  A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

9.2          STOCK UNITS.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Unit Awards to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. A Stock Unit Award grants the Participant the right to receive a designated number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a designated number of shares of Stock, in the future free of any vesting restrictions.  A Stock Unit Award may be granted as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

SECTION 10
PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1          PERFORMANCE SHARES.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee.  A Performance Share grants the Participant the right to receive a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals.  Performance may be measured on a specified date or dates or over any period or periods determined by the Committee.  Unless otherwise provided in the Award Agreement, payment for vested Performance Shares shall be made in Stock.

Annex A
10

10.2          PERFORMANCE UNITS.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee.  A Performance Unit grants the Participant the right to receive a specified number of shares of Stock or a cash payment equal to the fair market value (determined as of a specified date) of a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee.  At the discretion of the Committee, the Award Agreement may provide for payment for vested Performance Units in cash, shares of Stock of equivalent cash value, or in a combination thereof.

10.3          PERFORMANCE GOALS.  The Performance Goal or Goals applicable to any Performance Share or Performance Unit Award shall be specified by the Committee in the Award Agreement.  The Committee shall retain the power to adjust the Performance Goals, the level of attainment of the Performance Goals or otherwise increase or decrease the amount payable with respect to any Award made pursuant to this Section 10.

SECTION 11
CHANGE IN CONTROL

11.1          ACCELERATED VESTING AND PAYMENT.  Notwithstanding any other provision in the Plan to the contrary, and except as otherwise provided in the Award Agreement, in the event of a Change in Control, unless prohibited by law or by the rules and regulations of the NASDAQ (or any other exchange upon which the Stock is then traded): (a) any and all Options and SARs shall be accelerated to become immediately exercisable in full; (b) any restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and, to the extent permitted by Section 409A of the Code, any Restricted Stock Units shall be immediately settled and payable upon the effective date of the Change in Control; (c) the target payout opportunities attainable under all outstanding Awards that vest based on the attainment of Performance Goals shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change in Control; (d) the vesting of all Awards denominated in shares of Stock shall be accelerated as of the effective date of the Change in Control, and, to the extent permitted by Section 409A of the Code, be paid within thirty (30) days following the effective date of the Change in Control; and (e) to the extent permitted by Section 409A of the Code, Awards denominated in cash shall be paid to in cash within thirty (30) days following the effective date of the Change in Control. The Committee shall have the discretion to unilaterally determine that all outstanding Awards shall be cancelled upon a Change in Control, and, to the extent permitted by Section 409A of the Code, that the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreements, shall be paid out in cash in an amount based on the Change in Control Price within thirty (30) days following the effective date of the Change in Control; provided, however, that no such payment shall be made on account of an ISO using a value higher than the fair market value of the underlying shares of Stock on the date of settlement.

Annex A
11

11.2          ALTERNATIVE AWARDS.  Notwithstanding Section 11.1, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (with such honored, assumed or substituted Award hereinafter referred to as an “Alternative Award”) by any successor to the Company or an Affiliate; provided, however, that any such Alternative Award must: (a) be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control; (b) provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment; (c) have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and (d) have terms and conditions which provide that in the event that the Participant's employment with the Company, an Affiliate or any successor is involuntarily terminated or Constructively Terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

11.3          PARTICIPANT CONSENT NOT REQUIRED.  Nothing in this Section 11 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any transaction that might result in a Change in Control and each provision of this Plan shall be interpreted in a manner consistent with this intent. Similarly, nothing in this Section 11 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any action taken by the Board or Committee in connection with a Change in Control transaction and the Committee, in its sole discretion, may require that a Participant sign as a condition to receipt of the payments or accelerated vesting described in this Section 11 a release, option termination agreement, or similar instrument.

SECTION 12
OTHER PROVISIONS APPLICABLE TO AWARDS

12.1          AWARD AGREEMENTS.  All Awards shall be evidenced by an Award Agreement.  The Award Agreement shall include such terms and provisions as the Committee determines appropriate including, without limitation, non-solicitation provisions, non-competition provisions, confidentiality provisions and other restrictive covenants the Committee deems appropriate. The terms of the Award Agreement may vary depending on the type of Award, the employee or classification of the employee to whom the Award is made and such other factors as the Committee deems appropriate.

12.2          TERMINATION OF EMPLOYMENT OR SERVICE.  Subject to the provisions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the extent to which a Participant shall have the right to retain and/or exercise an Award following a termination of employment or (termination of service). Such provisions need not be uniform among all types of Awards and may reflect distinctions based on the reasons for such terminations, including, but not limited to, death, Disability, a termination for cause or reasons relating to the breach or threatened breach of restrictive covenants.

12.3          FORM OF PAYMENT.  Subject to the provisions of this Plan, the Award Agreement and any applicable law, payments or transfers to be made by the Company or any Affiliate on the grant, exercise, or settlement of any Award made be made in such form as determined by the Committee including, without limitation, cash, Stock, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined by rules adopted by the Committee.

Annex A
12

12.4          LIMITS ON TRANSFER.

(a)          General. Except as provided in Section 6.1(f), Section 7.1(f), Section 12.4(b) or Section 12.5, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or, if applicable, until the expiration of any period during which any restrictions are applicable or any Performance Period as determined by the Committee.

(b)          Transfer to Family Members. The Committee shall have the authority to adopt a written policy that is applicable to existing Awards, new Awards, or both, which permits a Participant to transfer Awards during his or her lifetime to any Family Member.  In the event an Award is transferred as permitted by such policy, such transferred Award may not be subsequently transferred by the transferee (other than another transfer meeting the conditions set forth in the policy) except by will or the laws of descent and distribution.  A transferred Award shall continue to be governed by and subject to the terms and limitations of the Plan and relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if the transfer had not taken place.

12.5          BENEFICIARIES.  Notwithstanding Section 12.4(a), a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death, and in accordance with Section 6.2(c)(iii), upon the Participant’s Disability.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Committee.

12.6          EVIDENCE OF OWNERSHIP.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates, make any book entry credits, or take any other action to evidence shares of Stock pursuant to the exercise of any Award, unless and until the Company has determined, with advice of counsel, that the issuance and delivery of such certificates, book entry credits, or other evidence of ownership is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded.  All Stock certificates, book entry credits, or other evidence of ownership delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Company deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Company may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Company may require that a Participant make such reasonable covenants, agreements, and representations as the Company, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

Annex A
13

12.7          CLAWBACK.  Every Award issued pursuant to this Plan is subject to potential forfeiture or recovery to the fullest extent called for by law, any applicable listing standard, or any current or future clawback policy that may be adopted by the Company from time to time, including, without limitation, any clawback policy adopted to comply with the final rules issued by the Securities and Exchange Commission and the final listing standards to be adopted by the NASDAQ Stock Market pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. By accepting an Award, each Participant consents to the potential forfeiture or recovery of his or her Awards pursuant to applicable law, listing standard, and/or Company clawback policy, and agrees to be bound by and comply with the clawback policy and to return the full amount required by the clawback policy. As a condition to the receipt of any Award, a Participant may be required to execute any requested additional documents consenting to and agreeing to abide by the Company clawback policy as it may be amended from time to time.

12.8          DIVIDEND EQUIVALENTS. With respect to any Award that vests based on the achievement of Performance Goals or continued service, in no event will any dividend or dividend equivalent award vest or be paid prior to the vesting of the corresponding Award and such dividend equivalent awards shall only be paid to the Participant if and to the extent that the Performance Goals or service requirements related to the corresponding Award are satisfied.

SECTION 13
AMENDMENT, MODIFICATION, AND TERMINATION

13.1          AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN.  The Board or Committee may at any time, and from time to time, terminate, amend or modify the Plan; provided, however, that any such action of the Board or Committee shall be subject to approval of the shareholders to the extent required by law, regulation, the NASDAQ (or any other exchange upon which the Stock is then traded). Except as provided in Section 5.4, neither the Board nor the Committee may, without the approval of the shareholders: (a) reduce the exercise price or base value of any outstanding Award, including any Option or SAR; (b) increase the number of shares available under the Plan; (c) grant Options or SARs with an exercise price or base value that is below Fair Market Value on the Date of Grant; (d) reprice previously granted Options or SARs or take any action relative to any Options or SARs that would be treated as a repricing under applicable NASDAQ Listing Rules (or the rules of any exchange on which the Stock is then listed); (e) cancel any Option or SARs in exchange for cash or any other Award or in exchange for any Option or SAR with an exercise price or base value that is less than the exercise price or base value for the original Option or SAR; (f) extend the exercise period or term of any Option or SAR beyond ten (10) years from the Date of Grant; (g) expand the types of Award available for grant under the Plan; or (h) expand the class of individuals eligible to participate in the Plan.

13.2          AWARDS PREVIOUSLY GRANTED. No amendment, modification, or termination of the Plan or any Award under the Plan shall in any manner adversely affect in any material way the rights of the holder under any Award previously granted pursuant to the Plan without the prior written consent of the holder of the Award.  Such consent shall not be required if the change: (a) is required by law or regulation; (b) does not adversely affect in any material way the rights of the holder; (c) is required to cause the benefits under the Plan to comply with the requirements of Section 409A of the Code; or (d) is made pursuant to any adjustment described in Section 5.4.

Annex A
14

SECTION 14
TAX WITHHOLDING

The Company shall have the power to withhold, or require a Participant to remit to the Company, up to the maximum statutory amount necessary, in the applicable jurisdiction, to satisfy any federal, state, and local tax withholding requirements on any Award under the Plan. The Committee may permit the Participant to satisfy a tax withholding obligation by: (a) directing the Company to withhold shares of Stock to which the Participant is entitled pursuant to the Award in an amount necessary to satisfy the Company’s applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant; (b) tendering previously-owned shares of Stock held by the Participant for six (6) months or longer to satisfy the Company’s applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant (which holding period may be waived in accordance with Section 6.1(d)); (c) a broker-assisted “cashless” transaction; or (d) personal check or other cash equivalent acceptable to the Company.

SECTION 15
GENERAL PROVISIONS

15.1          NO RIGHTS TO AWARDS.  No Participant or other person shall have any claim to be granted any Award and neither the Company nor the Committee is obligated to treat Participants and other persons uniformly.

15.2          CONTINUED EMPLOYMENT.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.

15.3          FUNDING.  The Company shall not be required to segregate any of its assets to ensure the payment of any Award under the Plan.  Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder.  The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.

15.4          EXPENSES.  The expenses of administering the Plan shall be borne by the Company.

15.5          NO SHAREHOLDERS RIGHTS.  No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.6          TITLES AND HEADINGS.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Annex A
15

15.7          SUCCESSORS AND ASSIGNS.  The Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase, or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company’s obligations under the Plan.

15.8          SURVIVAL OF PROVISIONS.  The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any Agreement, and any other notices or agreements in connection therewith, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock.

15.9          REQUIREMENTS OF LAW.  The granting of Awards and the issuance of shares and/or cash under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Company shall be under no obligation to register pursuant to the Securities Act, any of the shares of Stock paid pursuant to the Plan.  If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.  The Committee shall impose such restrictions on any Award as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of the NASDAQ (or any other exchange upon which the Stock is then traded), and under any other blue sky or state securities law applicable to such Award.

15.10          GOVERNING LAW.  The Plan and each Award Agreement shall be governed by the laws of the State of Colorado, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction, except that the Nevada General Corporation Law shall govern as to matters of corporate law pertaining to the Company. All parties agree to submit to the jurisdiction of the state and federal courts of Colorado with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party. The Plan is an unfunded performance-based bonus plan and is not intended to be either an employee pension or welfare benefit plan subject to ERISA.

15.11          SECURITIES LAW COMPLIANCE.  With respect to any Participant who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act.  Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

Annex A
16

15.12          SECTION 409A OF THE CODE.

    (a)          General Compliance. Some of the Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Units Awards, Performance Share Awards, Performance Unit Awards, and Stock Unit Awards) may be considered to be “non-qualified deferred compensation” subject to Section 409A of the Code.  If an Award is subject to Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto.

    (b)          Delay for Specified Employees. If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Participant’s Separation from Service (or the date of the Participant’s death if earlier than the end of the six (6) month period).  Any amounts that would have been distributed during such six month period will be distributed on the day following the expiration of the six (6) month period.

    (c)          Prohibition on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code.  If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the specified time period.  In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.

Annex A
17

GOOD TIMES RESTAURANTS INC.

By:
Its:

Annex A
18

GLOSSARY

(a)          “2008 Plan” means the Good Times Restaurants Inc. 2008 Omnibus Equity Incentive Compensation Plan

(b)          “Affiliate” means any subsidiary or parent of the Company that is: (i) a member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; and (ii) a member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group. In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.

(c)          “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Grant, Stock Unit, Performance Share, or Performance Unit Award granted to a Participant under the Plan.

(d)          “Award Agreement” means any written agreement, contract, or other instrument or document, including an electronic agreement or document, evidencing an Award, regardless of whether the Participant’s signature or acknowledgement is required.

(e)          “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(f)          “Board” means the Company’s Board of Directors, as constituted from time to time.

(g)          “Change in Control” means any of the following:

(i)          any Person acquires Beneficial Ownership, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined Voting Power of the Company's securities;

(ii)          within any twenty-four (24) month period, the individuals who were Directors of the Company at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board or the Board of any successor to the Company; provided, however, that any Director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this paragraph;

i

(iii)          the shareholders of the Company approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company which is consummated (a “Corporate Event”), and immediately following the consummation of which the shareholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of: (1) in the case of a merger or consolidation, the surviving or resulting entity; (2) in the case of a share exchange, the acquiring entity; or (3) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring entity which, immediately following the relevant Corporate Event, holds more than twenty-five percent (25%) of the consolidated assets of the Company immediately prior to such Corporate Event; or

(iv)          any other event occurs which the Board declares, in good faith, to be a Change in Control.

For sake of clarity, a “Change in Control” will not be deemed to have occurred for purposes of the Plan until the transaction (or services of transactions) that would otherwise be considered a “Change in Control” closes. The transfer of Stock or assets of the Company in connection with a bankruptcy filing by or against the Company under Title 11 of the United States Code will not be considered to be a “Change in Control” for purposes of this Plan. Notwithstanding the foregoing a “Change in Control” shall not occur for purposes of this Plan in the case of Awards that are subject to the requirements of Section 409A of the Code unless such “Change in Control” constitutes a “change in control event” as defined in Section 409A of the Code and the regulations thereunder.

(h)           “Change in Control Price” means the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest fair market value of the Company's Stock on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs. Notwithstanding the foregoing for purposes of Awards that are subject to the requirements of Section 409A of the Code, “Change in Control Price” shall be determined in a manner consistent with the requirements of Section 409A of the Code.

(i)          “Code” means the Internal Revenue Code of 1986, as amended.  All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(j)          “Committee” except as set forth in Section 4.1, means the Compensation Committee of the Board. At all times the Committee shall consist of at least two (2) or more individuals, each of whom qualifies as: (i) a “non-employee director” as defined in Rule 16b-3(b)(3) of the Exchange Act; and (ii) “independent” for purposes of the applicable NASDAQ Listing Rules.

(k)          “Company” means Good Times Restaurants Inc., a Nevada corporation, and any successor thereto.

(l)          “Constructively Terminated” means unless otherwise defined in an employment agreement or the Award Agreement between the Participant and the Company, means any of the following:

(i)          requiring the Participant to be based as his/her regular or customary place of employment at any office or location more than fifty (50) miles from the location at which the Participant performed his/her duties immediately prior to the Change in Control, or in a state other than the one in which the Participant performed his/her duties immediately prior to the Change in Control, in each case except for travel reasonably required in the performance of the individual's responsibilities;

(ii)          reducing the Participant’s base salary below the rate in effect at the time of a Change in Control;

(iii)          a material reduction of Participant’s then-existing base salary; or

(iv)          failing to pay the Participant’s base salary, other wages or employment-related benefits as required by law.

(m)          “Consultant” means a consultant or adviser that provides bona fide services to the Company or an Affiliate as an independent contractor and not as an employee; provided, however that such person may become a Participant in the Plan only if the Consultant: (i) is a natural person; and (ii) does not provide services in connection with the offer or sale of the Company’s securities in a capital-raising transaction and does not promote or maintain a market for the Company’s securities.

(n)          “Date of Grant” means the date the Committee approves the Award or a date in the future on which the Committee determines the Award will become effective.

(o)          “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  The permanence and degree of impairment shall be supported by medical evidence. For purposes of an Incentive Stock Option, “Disability” shall have the meaning ascribed to it in Section 22(e)(3) of the Code.

(p)          “Director” means any individual who is a member of the Board.

(q)          “Effective Date” means the date the Plan is approved by the shareholders at the Company’s 2018 Annual Meeting, which will be held on or around May 24, 2018.

(r)          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.  All references to a section of ERISA shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of ERISA.

(s)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. All references to the Exchange Act shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Exchange Act.

(t)          “Expiration Date” means the tenth (10th) anniversary of the Effective Date.

(u)          “Fair Market Value” means, as of any date, the closing price for the Stock as reported on the NASDAQ (or any other exchange on which the Stock is than listed) for that date or, if no prices are reported for that date, the closing price on the last day on which such prices were reported, or the amount determined by the Committee to be the fair market value for a share of Stock in its sole discretion taking into account the requirements of Section 409A of the Code.

(v)          “Family Member” means a Participant’s spouse and any parent, stepparent, grandparent, child, stepchild, or grandchild, including adoptive relationships or a trust or any other entity in which these persons (or the Participant) have more than fifty percent (50%) of the beneficial interest.

(w)          “Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(x)          “Non-Employee Director” means a member of the Company’s Board who is not a common-law employee of the Company.

(y)          “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(z)          “Option” means a right granted to a Participant under Section 6.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(aa)          “Participant” means a person who has been granted an Award under the Plan.

(bb)          “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit or an individual. The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(cc)          “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

(dd)          “Performance Share” means a right granted to a Participant under Section 10.

(ee)          “Performance Unit” means a right granted to a Participant under Section 10.

(ff)          “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act, including a “group” as defined in Section 13(d) thereof; provided, however, that “Person” shall not include: (i) the Company or any Affiliate; or (ii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate.

(gg)          “Plan” means this Good Times Restaurants Inc. 2018 Omnibus Equity Incentive Plan, as amended from time to time.

(hh)          “Predecessor Plan” means the 2008 Plan and any other similar plan adopted by the Company at any time in the past under which awards are still outstanding.

(ii)          “Restricted Stock” means Stock granted to a Participant under Section 9.

(jj)          “Restricted Stock Unit” means a right granted to a Participant under Section 9.

(kk)          “Securities Act” means the Securities Act of 1933, as amended from time to time. All references to the Securities Act shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Securities Act.

(ll)          “Separation from Service” is a term that applies only in the context of an Award that the Company concludes is subject to Section 409A of the Code.  In that limited context, the term “Separation from Service” means either: (i) the termination of a Participant’s employment with the Company and all Affiliates due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is less than twenty percent (20%) of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding thirty-six (36) months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A‑1(h)(1)(ii). Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, medical or sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six (6) months, or if longer, so long as the Participant’s right to reemployment with the Company or an Affiliate is provided either by statute or contract).  If the Participant’s period of leave exceeds six (6) months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six (6) month period.  Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with Section 409A of the Code.

In the case of a Non-Employee Director, Separation from Service means that such member has ceased to be a member of the Board.  Whether an independent contractor consultant has incurred a Separation from Service will be determined in accordance with Treasury Regulation Section 1.409A‑1(h).

(mm)          “Specified Employee” means certain officers and highly compensated employees of the Company as defined in Treasury Regulation Section 1.409A-1(i).

(nn)          “Stock” means the common stock of the Company, $.001 par value per share, and such other securities of the Company that may be substituted for Stock pursuant to Section 5.

(oo)          “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Section 8.

(pp)          “Stock Grant Award” means a right granted to a Participant under Section 9.

(qq)          “Stock Unit” means a right granted to a Participant under Section 9.

v

(rr)          “Voting Power” shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

(ss)          “Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

ANNEX B

AMENDMENT TO THE
GOOD TIMES RESTAURANTS INC.
 2008 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

Good Times Restaurants Inc., a Nevada corporation (the “Company”), previously approved and adopted the Good Times Restaurants Inc. 2008 Omnibus Equity Incentive Compensation Plan (the “2008 Plan”).  The 2008 Plan was amended on three prior occasions in 2012, 2014 and 2016.  By adoption of this Amendment, the Company now desires to amend the 2008 Plan to permit a one-time stock option exchange (“Option Exchange”) as described below.

1.          This Amendment will become effective on the date it is approved by the shareholders at the Company’s 2018 Annual Meeting, which will be held on or around May 24, 2018.
2.          The Plan is amended by adding the following new Section to the  end thereof to read as follows:

ONE-TIME STOCK OPTION EXCHANGE

Notwithstanding any provision in the Plan to the contrary and subject to the approval of the Company’s shareholders at the Company’s 2018 Annual Meeting, the Board and Compensation Committee may effect a one-time stock option exchange offer (“Option Exchange”) to begin as soon as practicable following the date the shareholders approve the exchange.  Pursuant to the Option Exchange certain Options granted under this Plan will be surrendered and cancelled in exchange for the grant of new replacement options that will be awarded pursuant to the Good Times Restaurants Inc. 2018 Omnibus Equity Incentive Plan. The material terms and conditions of the Option Exchange will be consistent with the terms and conditions set forth in Proposal #3 in the Company’s Proxy Statement for the Company’s 2018 Annual Meeting to be held on or around May 24, 2018.

3.          This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.

Annex B
1

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of this _____ day of __________________, 2018.

GOOD TIMES RESTAURANTS INC.

By:
Its:

Annex B
2